SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14C
(RULE 14C-101)
SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
THE SECURITIES EXCHANGE ACT OF 1934
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☐	Definitive Information Statement
ZAPATA CORPORATION
(Name of Registrant as Specified in Its Charter)

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ZAPATA CORPORATION
100 MERIDIAN CENTRE, SUITE 350
ROCHESTER, NEW YORK 14618
(585) 242-2000

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

November 4, 2009

To our Stockholders:

The purpose of this letter is to inform you that the board of directors of Zapata Corporation, a Nevada corporation (“Zapata”), and the holders of a majority of the outstanding shares of our common stock, have approved the following corporate action by written consent in lieu of a meeting pursuant to Section 78.320 of the Nevada Revised Statutes:

•	The merger of our company with and into our wholly-owned, newly formed subsidiary, Harbinger Group Inc., a Delaware corporation (“Harbinger Group”), formed by us for this purpose. This reincorporation merger will result in the following:

•	the domicile of our company will change from the State of Nevada to the State of Delaware;

•	we will be governed by the laws of the State of Delaware and by a new Certificate of Incorporation and new Bylaws;

•	you will receive one share of common stock of Harbinger Group for each share of our common stock owned by you at the effective date of the merger;

•	the persons presently serving as our executive officers and directors will serve in their same respective positions with Harbinger Group;

•	our name will change to Harbinger Group Inc.; and

•	Harbinger Group will be the successor corporation and continue the business of Zapata.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The enclosed Information Statement is first being sent to stockholders on or about November [  ], 2009. It is intended to provide certain information, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations prescribed thereunder, regarding the reincorporation merger to our stockholders who have not given their written consent to the merger. In accordance with Rule 14c-2 under the Exchange Act, we will not complete the merger until at least 20 calendar days after we mail this Information Statement to our stockholders.

Sincerely yours,

Philip A. Falcone, Chairman of the Board,
Chief Executive Officer and President

ZAPATA CORPORATION
100 MERIDIAN CENTRE, SUITE 350
ROCHESTER, NEW YORK 14618
(585) 242-2000

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER

November 4, 2009

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being mailed to the stockholders of Zapata Corporation, a Nevada corporation (referred to as “our company,” “we,” “us” or “Zapata”), on or about November [  ], 2009 in connection with the reincorporation merger described below. On November 3, 2009, our board of directors determined that the merger was advisable and in the best interests of our stockholders and approved the merger, and the holders of a majority of the issued and outstanding shares of our common stock, par value $0.01 per share, entitled to vote on the merger (the “Majority Stockholders”) approved the merger by written consent without a meeting. Accordingly, this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under Regulation 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of these corporate actions. No other stockholder approval is required. The record date for determining stockholders entitled to receive this Information Statement is 5:00 p.m., prevailing Eastern Time, on November 4, 2009 (the “Record Date”).

CORPORATE ACTIONS

Chapter 78 of the Nevada Revised Statutes (the “NRS”) permits the holders of a majority of the outstanding shares of our common stock to approve and authorize actions by written consent as if the actions were undertaken at a duly constituted meeting of our stockholders. On November 3, 2009, the Majority Stockholders, who hold approximately 51.6% of the shares of our common stock entitled to vote on the reincorporation merger described below, consented in writing, without a meeting, to such merger. As a result, no further votes will be needed to approve the merger. As of the Record Date, there were 24,716,930 shares of our common stock issued and outstanding.

Our board of directors and the Majority Stockholders have approved and consented to the adoption of the Agreement and Plan of Merger between our company and its newly formed, wholly-owned subsidiary, Harbinger Group Inc., a Delaware corporation formed by us for this purpose (“Harbinger Group”), in the form of Exhibit A attached to this Information Statement (the “Merger Agreement”). The Merger Agreement provides for the merger of our company with and into Harbinger Group (the “Reincorporation Merger”) and will result in the following:

•	the domicile of our company will change from the State of Nevada to the State of Delaware;

•	we will be governed by the laws of the State of Delaware and by a new Certificate of Incorporation and new Bylaws prepared in accordance with Delaware law;

•	you will receive one share of common stock of Harbinger Group for each share of our common stock owned by you at the time the Reincorporation Merger is effected (the “Effective Date”);

•	the persons presently serving as our executive officers and directors will serve in their same respective positions with Harbinger Group;

•	our name will change to Harbinger Group Inc.; and

•	Harbinger Group will be the successor corporation and continue the business of Zapata.

We will pay the expenses of furnishing this Information Statement, including the cost of preparing, assembling and mailing this Information Statement.

OUR BUSINESS

We were incorporated in Delaware in 1954 and reincorporated in Nevada in April 1999. Our principal executive offices are at 100 Meridian Centre, Suite 350, Rochester, New York 14618. Our common stock is listed on the New York Stock Exchange (“NYSE”) and trades under the symbol “ZAP”. Following the completion of the Reincorporation Merger, the NYSE symbol for our common stock will be changed to “HRG”.

We are a holding company which has approximately $153.2 million in consolidated cash, cash equivalents and investments at September 30, 2009 and currently owns approximately 98% of Zap.Com Corporation, a public shell company that trades on the over-the-counter electronic bulletin board (“OTCBB”) under the symbol “ZPCM” (“Zap.Com”).

In December 2006, we completed the disposition of our 57% ownership interest in common stock of Omega Protein Corporation. Since that time, we have held cash, cash equivalents and investments in U.S. Government Agency or Treasury securities, and have held no “investment securities” (as that term is defined in the Investment Company Act of 1940 (the “1940 Act”)). In addition, we have not held, and do not hold, ourselves out as an investment company. During this time, we have conducted a good faith search for an acquisition or business combination candidate, and have repeatedly and publicly disclosed our intention to acquire or combine with such a business. Based on the foregoing, we believe that we are not an investment company under the 1940 Act.

On July 9, 2009, Harbinger Capital Partners Master Fund I, Ltd. (“Master Fund”), Global Opportunities Breakaway Ltd. (“Global Fund”) and Harbinger Capital Partners Special Situations Fund, L.P. (“Special Situations Fund” and together with the Master Fund and Global Fund, the “Harbinger Funds”) purchased 9,937,962 shares, or 51.6%, of our common stock. We refer to this transaction as the “Harbinger Purchase Transaction.” The Harbinger Funds later purchased 12,099 additional shares of our common stock, resulting in a total of 9,950,061 shares, or 51.6% of our common stock. Our Board is now composed of Philip A. Falcone, Lawrence M. Clark, Jr., Peter A. Jenson and Keith Hladek, each of whom is an employee of an affiliate of the Harbinger Funds, and Lap W. Chan, Thomas Hudgins and Robert V. Leffler, Jr., each of whom is an independent director.

Our principal focus has been, and following the Harbinger Purchase Transaction continues to be, identifying and evaluating business combinations and acquisitions of businesses or assets. Our new affiliation with the Harbinger Funds gives us access to new acquisition and business combination opportunities, including businesses which are controlled by, affiliated with or otherwise known to the Harbinger Funds. As a result of these continuing efforts, we regularly review acquisition and business combination proposals, including those known to the Harbinger Funds, those presented by third parties and those sought out by us. At any time, we are likely to be engaged in ongoing discussions with respect to several possible acquisitions or business combinations of widely varying sizes and in disparate industries. As of the date of this Information Statement, we do not have any agreement with respect to any such acquisition. There can be no assurance that any of these discussions will result in a definitive purchase agreement and if they do, what the terms or timing of any agreement would be.

We may pay acquisition consideration in the form of cash, our debt or equity securities or a combination. In addition, as a part of our acquisition strategy we will consider raising additional capital through the issuance of equity or debt securities, including the issuance of preferred stock.

We have not focused and do not intend to focus our acquisition efforts solely on any particular industry. Additionally, while we generally focus our attention in the United States, we may investigate acquisition opportunities outside of the United States when we believe that such opportunities might be attractive.

In identifying, evaluating and selecting a target business, we may encounter intense competition from other entities having similar business objectives such as strategic investors, private equity groups and special purpose acquisition corporations. Many of these entities are well established and have extensive experience identifying and effecting business combinations directly or through affiliates. Many of these competitors possess greater technical, human and other resources than us, and our financial resources will be relatively limited when contrasted with many of these competitors. Any of these factors may place us at a competitive disadvantage in successfully negotiating a business combination. Moreover, the Harbinger Funds and their affiliates include other vehicles that actively are seeking investment opportunities, and any one of those vehicles may at any time be seeking investment opportunities similar to those targeted by the Company. The Company’s directors and officers who are affiliated with the

Harbinger Funds will allocate acquisition opportunities among vehicles consistent with their fiduciary duties and based upon, among other things, asset type and investment time horizon. In recognition of the potential conflicts that these persons and our other directors may have with respect to corporate opportunities, the certificate of incorporation for Harbinger Group permits our board of directors from time to time to assert or renounce Harbinger Group’s interests and expectancies in one or more specific industries. We believe that our status as a public entity and potential access to the public equity markets may give us a competitive advantage over privately-held entities with a similar business objective to acquire certain target businesses on favorable terms.

As of the date of this Information Statement, due to a variety of factors including the current global economic and financial market conditions and the significant deterioration of the credit markets, competitive pressures, and our limited funds (as compared to many competitors) available for such a transaction, we have been unable to consummate an acquisition or business combination. Also, as of the date of this Information Statement, we have not formally engaged any investment banks or related firms, although we may do so in the future, in which event we may pay a finder’s fee or other compensation in an amount and on such terms to be determined at the time of the engagement.

In December 2002, our board of directors authorized us to purchase up to 4.0 million shares of our outstanding common stock in the open market or privately negotiated transactions. No shares have been repurchased under this authorization and the board of directors has terminated the authorization.

QUESTIONS AND ANSWERS

The following questions and answers are intended to respond to questions you might have concerning our Reincorporation Merger. These questions do not address all the issues that may be important to you. You should carefully read the entire Information Statement, as well as its exhibits and the documents we incorporate by reference.

For a description of the Articles of Incorporation and Bylaws of Zapata (the “Nevada Articles” and the “Nevada Bylaws,” respectively, and together the “Nevada Charter Documents”) and the Certificate of Incorporation and Bylaws of Harbinger Group (the “Delaware Certificate” and the “Delaware Bylaws,” respectively, and together the “Delaware Charter Documents”), please see “The Reincorporation Merger — Significant Changes Caused by the Reincorporation Merger — Changes in Charter, Bylaws and Governing Law.”

Q: Why are we reincorporating in Delaware?

A: The General Corporation Law of the State of Delaware (the “DGCL”) generally is recognized as one of the most comprehensive and progressive state corporate statutes. Therefore, we believe that the Reincorporation Merger will give us more certainty, flexibility and simplicity when we consider various corporate actions. Also, the Delaware courts have developed extensive case law with respect to corporate matters, thereby providing us with greater predictability and reducing uncertainties and risks in conducting our business.

Additionally, the Nevada Articles include a provision (the “Super-Majority Provision”) requiring the affirmative vote or consent of holders of 80% of the voting stock (the “Super-Majority Vote”) of Zapata to approve certain merger, asset sale, acquisition and lease transactions with certain beneficial owners of our common stock. The Nevada Articles expressly provide that we may merge with and into a majority-owned subsidiary without a Super-Majority Vote and do not require that the successor corporation’s charter documents include the Super-Majority Provision. Our board of directors has determined to omit the Super-Majority Provision from the Delaware Charter because, among other reasons, the Super-Majority Provision (a) decreases our flexibility to acquire a business using our voting securities, or merge with another entity, or sell or lease our assets, whether or not involving our voting securities, (b) empowers holders of only 20% of our voting stock, whether by action or inaction (i.e., failure to vote), to override the business judgment of our board of directors and the holders of a majority of our voting stock, and (c) is an out-dated and imprecise tool for protecting stockholders.

We are firmly committed to ensuring effective corporate governance and have carefully considered the advantages and disadvantages of omitting the Super-Majority Provision. The Super-Majority Provision was adopted nearly 40 years ago, at a time when super-majority voting requirements were widely accepted corporate governance measures intended to protect the interests of stockholders. It was argued that super-majority provisions facilitated corporate governance stability by requiring broad stockholder consensus to effect change, thereby protecting minority stockholder interests. Today, however, many investors and others question whether super-majority voting provisions conflict with principles of good corporate governance because they can, either in appearance or practice, be viewed as making it more difficult for stockholders and the board of directors elected by them to take such actions and make important company decisions that are properly within the purview of stockholders and their elected board of directors under state corporate law. Moreover, the requirements of the Super-Majority Provision can frustrate the ability of our board of directors and/or a majority of our stockholders from effecting a transaction they believe is in the best interests of stockholders by providing, in essence, a veto to a minority stockholder or group of minority stockholders who — whether intentionally by voting against a proposal or perhaps unintentionally by simply not voting on a particular matter — are able to defeat the transaction. In particular, the Super-Majority Provision is burdensome because garnering the affirmative vote of holders of 80% of our outstanding voting stock for any proposal is very difficult. We also believe the language of the Super-Majority Provision is ambiguous and could impede transactions to which it was never intended to apply.

Further, we believe that Delaware law has well-established protections for the interests of stockholders that are more effective and better tailored to address affiliate transactions than an 80% Super-Majority Provision. Notably, the Super-Majority Provision only requires a Super-Majority Vote to approve acquisitions made in exchange for voting securities, but not cash or non-voting securities. Directors of a Delaware corporation owe fiduciary duties to the corporation and its stockholders in connection with all transactions, including those with affiliates whether for cash or securities. After weighing all of the above considerations, our board of directors has determined that omitting the Super-Majority Provision from the Delaware Certificate is in the best interests of Harbinger Group and its stockholders.

In addition, under Nevada law, the board of directors may, in exercising its respective powers with a view to the interests of the corporation, choose to subordinate the interests of stockholders to the interests of employees, suppliers, customers or creditors of the corporation or to the interests of the communities served by the corporation. Delaware law generally requires that directors’ actions be motivated solely by the best interests of the corporation and its stockholders and permits the interests of other constituencies, such as employees, suppliers, customers or creditors of the corporation, to be considered only to the extent the interests of such constituencies are consistent with those of the corporation and its stockholders. We believe that precluding the board of directors from subordinating the interests of our stockholders to other constituencies is in our stockholders’ best interests. Reincorporating in Delaware will provide our stockholders with this added protection.

For all of the foregoing reasons, we believe that reincorporating in Delaware and omitting the Super-Majority Provision from the Delaware Certificate through the Reincorporation Merger will give us a greater measure of certainty, flexibility and simplicity in corporate governance than is available currently under Nevada law, enhance our ability to effect business combinations using our common stock as consideration, and increase the marketability of our securities.

For information regarding the material differences between the Nevada Charter Documents and the Delaware Charter Documents and the corporate laws of the State of Delaware and those of the State of Nevada, please see “The Reincorporation Merger — Significant Changes Caused by the Reincorporation Merger — Changes in Charter, Bylaws and Governing Law.”

Q: Why are we not holding a meeting to approve the Reincorporation Merger?

A: Our board of directors has already approved the Reincorporation Merger and has received the written consent of the Majority Stockholders, which hold a majority of our outstanding shares of common stock. Under Nevada law and the Nevada Charter Documents, the Reincorporation Merger may be approved by the written consent of a majority of the shares entitled to vote thereon without a meeting of holders of our shares. Because we have already received written consents representing the necessary number of shares, a meeting is not necessary.

Q: What are the principal features of the Reincorporation Merger?

A: The Reincorporation Merger will be accomplished by a merger of Zapata with and into Harbinger Group, its wholly-owned, newly formed Delaware subsidiary. One share of Harbinger Group common stock, par value

$0.01 per share (“Harbinger Group Common Stock”), will be issued for each share of common stock, par value $0.01 per share, of Zapata (“Zapata Common Stock”) that is held by our stockholders at the Effective Date of the Reincorporation Merger. Following the Reincorporation Merger, our shares will trade on the NYSE under the trading symbol “HRG.” Please see “The Reincorporation Merger — Background and Purpose — Change in Name and Trading Symbol.”

Q: What are the differences between Delaware and Nevada law?

A: There are differences between the laws of the State of Nevada and State of Delaware that impact your rights as a stockholder. For information regarding the differences between the Nevada Charter Documents and the Delaware Charter Documents and the corporate laws of the State of Delaware and those of the State of Nevada, please see “The Reincorporation Merger — Significant Changes Caused by the Reincorporation Merger — Changes in Charter, Bylaws and Governing Law.”

Q: What are the differences between the Nevada Charter Documents and Delaware Charter Documents?

A: There are substantial differences between the Nevada Charter Documents and the Delaware Charter Documents. Among other things, the Delaware Certificate omits the Super-Majority Provision of the Nevada Articles requiring the affirmative vote or consent of holders of 80% of voting stock of Zapata to approve certain merger, asset sale, acquisition and lease transactions with beneficial owners, directly or indirectly, of 5% or more of the outstanding shares of our stock. The Nevada Articles expressly provide that we may merge with and into a majority-owned subsidiary without a Super-Majority Vote and do not require that the successor corporation’s charter documents include the Super-Majority Provision. Our board of directors has determined to omit the Super-Majority Provision because, among other reasons, the Super-Majority Provision (a) decreases our flexibility to acquire or lease a business using our voting securities, or merge, sell or lease our assets whether or not involving our voting securities, (b) empowers holders of only 20% of our stock, whether by action or inaction (i.e., failure to vote), to override the decisions of our board of directors and/or the holders of a majority of our voting stock, and (c) is an out-dated and imprecise tool for protecting stockholders. For information regarding the material differences between the Delaware Charter Documents and the Nevada Charter Documents and the corporate laws of the State of Delaware and those of the State of Nevada, please see “The Reincorporation Merger — Significant Changes Caused by the Reincorporation Merger — Changes in Charter, Bylaws and Governing Law.”

Q: How will the Reincorporation Merger affect my ownership?

A: Your proportionate ownership interest immediately prior to and following the Reincorporation Merger will remain the same.

Q: How will the Reincorporation Merger affect our officers, directors and employees?

A: Our current officers, directors and employees will become the officers, directors and employees of Harbinger Group after the Reincorporation Merger.

Q: How will the Reincorporation Merger affect the business of Zapata?

A: Zapata will cease to exist at the Effective Date of the Reincorporation Merger and Harbinger Group will be the successor corporation and continue our business at the same location and with the same assets.

Q: What do I do with my stock certificates?

A: IT WILL NOT BE NECESSARY FOR OUR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF HARBINGER GROUP. OUTSTANDING STOCK CERTIFICATES OF OUR COMPANY SHOULD NOT BE DESTROYED OR SENT TO US. Delivery of your certificates issued prior to the Effective Date of the Reincorporation Merger will constitute “good delivery” of shares in transactions occurring after the Reincorporation Merger. Certificates representing shares of Harbinger Group will be issued with respect to stock transfers or issuances occurring after the Reincorporation Merger. New certificates will also be issued upon the request of any stockholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.

Q: What if I have lost my Zapata Common Stock certificate?

A: If you have lost your Zapata Common Stock certificates, you should contact our transfer agent to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damage or costs if the certificate is later delivered for conversion. Our transfer agent may be reached at:

AMERICAN STOCK TRANSFER
Postal Address:
59 Maiden Lane
Plaza Level
New York, NY 10038
Tel (800) 937-5449

Q: Can I require Zapata to purchase my stock as a result of the Reincorporation Merger?

A: No. Under Nevada law, you are not entitled to any right of dissent and you cannot require our company to purchase your stock as a result of the Reincorporation Merger.

Q: Who will pay the costs of the Reincorporation Merger?

A: We will pay all of the costs of the Reincorporation Merger, including the costs of printing and distributing this Information Statement and related legal and accounting services. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of Zapata Common Stock. We do not anticipate contracting for other services in connection with the Reincorporation Merger.

Q: Will I have to pay taxes as a result of the Reincorporation Merger?

A: We believe the Reincorporation Merger is not a taxable event for U.S. federal income tax purposes and that you will be entitled to the same aggregate tax basis in the shares of Harbinger Group that you had in your shares of Zapata. Please see “The Reincorporation Merger — U.S. Federal Income Tax Consequences of the Reincorporation Merger.” EVERYONE’S TAX SITUATION IS DIFFERENT, AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECTS OF THE REINCORPORATION MERGER.

THE REINCORPORATION MERGER

Background and Purpose

The following discussion summarizes certain aspects of our Reincorporation Merger. This summary does not include all of the provisions of the Agreement and Plan of Merger between Zapata and Harbinger Group, a copy of which is attached hereto as Exhibit A, the Delaware Certificate, a copy of which is attached hereto as Exhibit B, or the Delaware Bylaws, a copy of which is attached hereto as Exhibit C. Copies of the Nevada Articles and Bylaws are available for inspection at our principal office, and are included as an exhibit to our Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 4, 1999 and Form 10-Q filed with the SEC on August 8, 2007, respectively; copies of these documents will be sent to stockholders upon written or oral request to Vice-President Finance and Chief Financial Officer, Zapata Corporation, 100 Meridian Centre, Suite 350, Rochester, New York 14618, (585) 242-2000. THE DISCUSSION CONTAINED IN THIS INFORMATION STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MERGER AGREEMENT, THE DELAWARE CERTIFICATE, THE DELAWARE BYLAWS, THE NEVADA ARTICLES, THE NEVADA BYLAWS AND THE APPLICABLE PROVISIONS OF NEVADA CORPORATE LAW AND THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE.

Principal Reasons for Reincorporation Merger in Delaware

The DGCL generally is recognized as one of the most comprehensive and progressive state corporate statutes. Therefore, we believe that the Reincorporation Merger will give us more certainty, flexibility and simplicity when we consider various corporate actions. Also, the Delaware courts have provided extensive case law with respect to corporate matters, thereby providing us with greater predictability and reducing uncertainties and risks in conducting our business.

Additionally, the Nevada Articles include a Super-Majority Provision requiring the affirmative vote or consent of holders of 80% of the voting stock of Zapata to approve certain merger, asset sale, acquisition and lease transactions with certain beneficial owners. The Nevada Articles expressly provide that we may merge with and into a majority-owned subsidiary without a Super-Majority Vote and do not require that the successor corporation’s charter documents include the Super-Majority Provision. Our board of directors has determined to omit the Super-Majority Provision from the Delaware Charter because, among other reasons, the Super-Majority Provision (a) decreases our flexibility to acquire or lease a business using our voting securities, or merge with another entity or sell or lease our assets, whether or not involving our voting securities (b) empowers holders of only 20% of our voting stock, whether by action or inaction (i.e., failure to vote), to override the business judgment of our board of directors and the holders of a majority of our voting stock, and (c) is an out-dated and imprecise tool for protecting stockholders.

See “Questions and Answers — Why are we reincorporating in Delaware?” and “Significant Changes Caused by the Reincorporation Merger — Changes in Charter, Bylaws and Governing Law,” below.

No federal or state regulatory requirements must be complied with and no approvals must be obtained in order to consummate the Reincorporation Merger.

Change in Name and Trading Symbol.

Pursuant to the Reincorporation Merger, our name will be changed to Harbinger Group Inc. Following the Reincorporation Merger, our shares will trade on the NYSE under the trading symbol “HRG.”

Change in Authorized Capital.

The authorized capital of Zapata on the Record Date consisted of 1,600,000 shares of preferred stock, par value $0.01 per share (the “Zapata Preferred Stock”), 14,400,000 shares of preference stock, par value $0.01 per share (the “Zapata Preference Stock”) and 132,000,000 of Zapata Common Stock. As of the Record Date, approximately 24,716,930 shares of Zapata Common Stock were issued and there were 5,432,080 treasury shares. No Zapata Preferred Stock or Zapata Preference Stock is issued or outstanding.

The authorized capital of Harbinger Group will consist of 10,000,000 shares of preferred stock (the “Harbinger Group Preferred Stock”) and 500,000,000 shares of Harbinger Group Common Stock. The board of directors will have the right to set the dividend, voting, conversion, liquidation and other rights, as well as the qualifications, limitations and restrictions, with respect to the Harbinger Group Preferred Stock. After the Effective Date, Harbinger Group will have approximately 19,284,850 shares of Harbinger Group Common Stock issued and no treasury shares; no shares of Harbinger Group Preferred Stock will be issued or outstanding. Therefore, at the Effective Date, we will have approximately 480,715,150 shares of Harbinger Group Common Stock and 10,000,000 shares of Harbinger Group Preferred Stock available for issuance.

We have no present understandings or agreements with respect to the issuance of capital stock although opportunities for acquisitions and equity financings could arise at any time. However, our board of directors believes it prudent to have shares of capital stock available for such corporate purposes as our board of directors may from time to time deem advisable, including for acquisitions and to raise additional capital.

Anti-Takeover Effects.

As explained above in “The Reincorporation Merger — Background and Purpose — Change in Authorized Capital,” the Reincorporation Merger will result in an increase in the number of authorized shares of our common stock and preferred stock. This increase could have an anti-takeover effect, although this is not our intention in taking these corporate actions. The issuance of preferred stock and/or additional shares of common stock could adversely affect the voting power and other rights of the holders of our common stock. In addition, shares of preferred stock and/or common stock could be issued quickly with terms calculated to discourage, make more difficult, delay or prevent a change in control of our company or make the removal of our management more difficult. For example, we could issue additional shares to dilute the stock ownership or voting rights of persons seeking to obtain control of our company. Similarly, the issuance of additional shares to certain persons allied with our management, our principal stockholders and/or our directors could have the effect of making it more difficult to remove our current management and directors by diluting the stock ownership or voting rights of persons seeking to cause such removal. As stated above, the Reincorporation Merger was not approved with the intent that it be utilized as a type of anti-takeover device.

Effective Date of Merger.

The effectiveness of the Reincorporation Merger is conditioned upon the filing of Articles of Merger with the State of Nevada and a Certificate of Merger with the State of Delaware. We anticipate filing documents in the respective states 20 calendar days after the date we mail this Information Statement, at which time the Reincorporation Merger will become effective. As a result of the Reincorporation Merger, we will cease our corporate existence in the State of Nevada.

Pursuant to the terms of the Merger Agreement, the merger may be abandoned by the board of directors of Zapata at any time prior to the Effective Date. In addition, the board of directors of Zapata may amend the Merger Agreement at any time prior to the Effective Date, but no amendment may, without approval by a majority of the outstanding shares of Zapata Common Stock, change the consideration to be received in exchange for Zapata Common Stock, change any term of the Delaware Certificate, or change any of the terms and conditions of the Merger Agreement if such change would adversely affect the holders of Zapata Common Stock except if such change is made to cure any ambiguity, defect or inconsistency.

No Change in Business, Management or Board Members.

Zapata will cease to exist at the Effective Date of the Reincorporation Merger and Harbinger Group will be the successor corporation and continue our business operations at the same location and with the same assets. By operation of law, Harbinger Group will accede to all of our rights, privileges, immunities and powers, acquire and possess all of our property whether real, personal or mixed, and assume all of our debts, liabilities, obligations and duties. Our current officers, directors and employees will become the officers, directors and employees of Harbinger Group.

Exchange of Stock Certificates.

IT WILL NOT BE NECESSARY FOR OUR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF HARBINGER GROUP. OUTSTANDING STOCK CERTIFICATES OF OUR COMPANY SHOULD NOT BE DESTROYED OR SENT TO US. Delivery of your certificates issued prior to the Effective Date of the Reincorporation Merger will constitute “good delivery” of shares in transactions occurring after the Reincorporation Merger. Certificates representing shares of Harbinger Group will be issued with respect to stock transfers or issuances occurring after the Reincorporation Merger. New certificates will also be issued upon the request of any stockholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.

No Dissenters’ Rights of Appraisal.

Dissenters’ rights will not be available to stockholders with respect to the Reincorporation Merger. Section 92A.390 of the NRS provides that there is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which at the record date were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc. or held by at least 2,000 stockholders of record (each, a “Listed Entity”) unless the articles of incorporation of the issuer provide otherwise or the holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except cash, or owner’s interests of the surviving entity or any other Listed Entity as a result of the Reincorporation Merger. Our stockholders will receive only shares of Harbinger Group Common Stock, which is the common stock of the surviving corporation and will be listed on the NYSE. Therefore, there is no right of dissent or appraisal arising from the Reincorporation Merger.

Significant Changes Caused by the Reincorporation Merger

Changes in Charter, Bylaws and Governing Law.

Zapata is incorporated under the laws of the State of Nevada and Harbinger Group is incorporated under the laws of the State of Delaware. Our corporate affairs currently are governed by Nevada corporate law and the Nevada Charter Documents, which were written to comply with Nevada law. On the Effective Date of the Reincorporation Merger, issues of corporate governance will be controlled by Delaware law and the Delaware Charter Documents, which were written to comply with Delaware law.

There are differences between the laws of the State of Nevada and State of Delaware that impact your rights as a stockholder. The following discussion summarizes briefly some of the changes in corporate governance that will result from the Reincorporation Merger, including certain significant differences between the Nevada Charter Documents and Delaware Charter Documents and between Nevada corporate law and Delaware corporate law. The following discussion does not include all of the provisions of the Agreement and Plan of Merger between Zapata and Harbinger Group, a copy of which is attached hereto as Exhibit A, the Delaware Certificate, a copy of which is attached hereto as Exhibit B, or the Delaware Bylaws, a copy of which is attached hereto as Exhibit C. Copies of the Nevada Articles and Bylaws are available for inspection at our principal office, are included as an exhibit to our Form 8-K filed with the SEC on May 4, 1999 and Form 10-Q filed with the SEC on August 8, 2007, respectively, and copies will be sent to stockholders upon written or oral request to Vice-President Finance and Chief Financial Officer, Zapata Corporation, 100 Meridian Centre, Suite 350, Rochester, New York 14618, (585) 242-2000. THE DISCUSSION CONTAINED IN THIS INFORMATION STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MERGER AGREEMENT, THE DELAWARE CERTIFICATE, THE DELAWARE BYLAWS, THE NEVADA ARTICLES, THE NEVADA BYLAWS AND THE APPLICABLE PROVISIONS OF THE NEVADA REVISED STATUTES AND THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE.

Super-Majority Provision of Zapata’s Articles.

Nevada Law.  Unless otherwise provided in a corporation’s charter documents, an affirmative vote of the holders of a majority of all outstanding shares entitled to vote on such matters, rather than a super-majority vote of stockholders, is required to approve mergers and amendments to charter documents. See “— Significant Changes Caused by the Reincorporation Merger — Changes in Charter, Bylaws and Governing Law,” above, and “— Anti-Takeover Laws/Interested Stockholder Transactions,” below, for a discussion of requirements with respect to interested stockholder transactions.

Delaware Law.  Delaware law is substantially similar to Nevada law in this regard.

Nevada Charter Documents.  The Super-Majority Provision of the Nevada Articles provides in pertinent part that a Super-Majority Vote (i.e., the vote of the holders of 80% of all of our voting stock) is required for:

(a) a merger or consolidation with or into any other corporation, or

(b) any sale or lease of all or any substantial part of the assets of Zapata to any other corporation, person or other entity, or

(c) any sale or lease to Zapata or any subsidiary of Zapata of any assets with a fair market value equal to or in excess of $2,000,000 in exchange for voting securities (or securities convertible into voting securities or options, warrants, or rights to purchase voting securities or securities convertible into voting securities) of Zapata or any subsidiary by any other corporation, person or entity, in each case if, as of the record date, such other person or entity which is party to such a transaction is the beneficial owner, directly or indirectly, of 5% or more of the outstanding shares of Zapata’s voting stock.

The Nevada Articles expressly provide that no Super-Majority Vote is required to approve a merger of Zapata with any corporation of which a majority of the outstanding shares of all classes of stock entitled to vote in elections of directors is owned of record or beneficially by Zapata and its subsidiaries and do not require that the successor corporation’s charter documents include the Super-Majority Provision.

Delaware Charter Documents.  The Delaware Certificate does not contain the Super-Majority Provision or any provision similar to it. Our board of directors has determined to omit such a provision from the Delaware Charter because, among other reasons, the Super-Majority Provision (a) decreases our flexibility to acquire or lease a business using our voting securities, or merge with another entity, or sell or lease our assets, whether or not involving our voting securities, (b) empowers holders of only 20% of our voting stock, whether by action or inaction (i.e., failure to vote), to override the business judgment of our board of directors and/or the holders of a majority of our voting stock, and (c) is an out-dated and imprecise tool for protecting stockholders. We have repeatedly and publicly disclosed our intention to acquire a business and we believe it is in our best interests to consider acquisitions of businesses from many sources. These sources may include direct and indirect beneficial owners of 5% of our voting stock, including affiliates of the Harbinger Funds. See “Questions and Answers — Why are we reincorporating in Delaware?” and “ — Background and Purpose — Principal Reasons for Reincorporation Merger in Delaware.”

Amendment to Certificate of Incorporation/Articles of Incorporation or Bylaws.

Nevada Law.  The approval of the holders of a majority of all outstanding shares entitled to vote is required to approve proposed amendments to a corporation’s articles of incorporation. In addition, the vote of a majority of the outstanding shares of a separate class may be required to amend the articles of incorporation. Stockholder approval is not required for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation’s organizational documents grant such power to its board of directors. The number of authorized shares of any such class of stock can be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the articles of incorporation, respectively.

Delaware Law.  Delaware law is substantially similar to Nevada law in this regard except that the DGCL requires the holders of the outstanding shares of a class to vote as a class upon (i) an amendment to the certificate of incorporation, whether or not entitled to vote thereon by the certificate of incorporation, that would increase or decrease the aggregate number of authorized shares of such class unless the certificate of incorporation or any amendment thereto provides that the number of authorized shares of such class may be increased or decreased by the affirmative vote of the holders of a majority of the stock of the corporation entitled to vote, (ii) an amendment to the certificate of incorporation that changes the par value of stock, or (iii) an amendment to the certificate of incorporation that adversely affects the rights, powers and preferences of a class of stock.

Nevada Charter Documents.  The Nevada Articles generally can be amended by a majority vote of stockholders. However, an 80% stockholder vote is required to amend provisions pertaining to the size and classification of the board of directors and the Super-Majority Vote Provision. The Nevada Bylaws may be amended only by a majority of our directors or by an 80% stockholder vote.

Delaware Charter Documents.  The Delaware Certificate can be amended by a majority vote of stockholders. There are no provisions which require a higher vote to amend. The Delaware Bylaws may be amended by a majority of our directors and may also be amended by the holders of a majority of our outstanding voting stock.

Size of the Board of Directors; Independent Directors.

Nevada Law.  The board of directors alone is permitted to change the authorized number of directors (including a range of numbers) by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the articles of incorporation. In that case, a change in the number of directors may be made only by amendment to the articles of incorporation, following approval of such amendment by the stockholders.

Delaware Law.  The Delaware law is substantially similar to Nevada law.

NYSE Listed Company Rules.  In order for the stock of a company to be listed and remain listed on the NYSE, a listed company must comply with the NYSE Listing Company Rules (the “NYSE Rules”). The NYSE Rules require each listed company to have an audit committee that includes at least three independent directors, including one person who qualifies as a “financial expert.” Therefore, so long as the common stock of Zapata or Harbinger

Group is listed on the NYSE, its board of directors must have a minimum of three directors. The NYSE Rules also require that a listed company’s board of directors be composed of a majority of independent directors. However, “controlled companies” need not comply with this rule. A controlled company is a listed company of which more than 50% of the voting power is held by an individual, a group or another company. Zapata is, and Harbinger Group will be, a “controlled company” under the NYSE Rules and, therefore, is not required to have a board of directors composed of a majority of independent directors. If we cease to be a “controlled company,” our board of directors would be required to be comprised of a majority of independent directors.

Nevada Charter Documents.  The board of directors must have a minimum of three members. This minimum may be changed only upon an amendment to the Nevada Articles by affirmative vote of 80% of our stockholders. Our board of directors currently has seven members. The current board members are Philip A. Falcone, Lawrence M. Clark, Jr., Keith Hladek, Peter A. Jenson, each an employee of an affiliate of the Harbinger Funds, and Lap W. Chan, Thomas Hudgins and Robert V. Leffler, Jr., each an independent director. Absent an amendment to the Nevada Charter Documents, the number of members of the board of directors may be increased or decreased only by the affirmative vote of a majority of our board of directors.

Delaware Charter Documents.  The Delaware Certificate does not set a minimum number of directors. The Delaware Bylaws fix the number of directors at seven. Absent an amendment to the Delaware Bylaws, stockholders will not be permitted to change the number of directors of Harbinger Group. Each of our current directors will continue as a director of Harbinger Group for the remainder of his unexpired term or until such director’s successor is duly elected and qualified.

Classified Board of Directors.

Nevada Law.  A board of directors may be classified into any number of classes as long as at least one-fourth of the total number of directors is elected annually.

Delaware Law.  A board of directors may be divided into one, two or three classes, with no requirement that any proportion of the board of directors be elected annually. The Delaware Certificate will provide for three classes of directors, as described below.

Nevada Charter Documents.  Our board of directors is classified into three classes, with Lawrence M. Clark, Jr., Peter A. Jenson and Lap W. Chan as Class I directors, with terms expiring in 2011, Philip A. Falcone and Keith Hladek as Class II directors, with terms expiring in 2012, and Robert V. Leffler, Jr. and Thomas Hudgins as Class III directors, with terms expiring in 2010. The total number of members of the board of directors may be increased or decreased by the affirmative vote of a majority of our board of directors.

Delaware Charter Documents.  The board of directors will be divided into three classes, with our current board members being members of the same classes of directors, and serving for the same terms, of the board of directors of the Delaware corporation as they currently serve for the corporation. After initial implementation of a classified board of directors, one class will be elected at each annual meeting of the stockholders to serve for three years. At the Effective Date, the total number of directors will be seven and may be increased by action of the board of directors but not by action of stockholders.

Removal of Directors.

Nevada Law.  Any one or all of the directors of a Nevada corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada law does not distinguish between removal of directors with or without cause.

Delaware Law.  Generally, directors of a Delaware corporation may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors. However, there are certain restrictions on removal in the case of Delaware corporations that have a classified board or provide for cumulative voting. Unless otherwise provided in the certificate of incorporation, a member of a classified board may be removed only for cause by the holders of a majority of shares then entitled to vote in an election of directors. The term “cause” is not defined under Delaware law, but has been interpreted by Delaware courts to include malfeasance in office, gross misconduct or neglect, false or fraudulent misrepresentations inducing the director’s appointment, willful conversion of corporate funds, a breach of the obligation to make full disclosure, incompetency, gross inefficiency and moral turpitude.

Nevada Charter Documents.  The Nevada Charter Documents do not include provisions altering the rights under Nevada law to remove a director. Therefore, a member of the board may be removed, with or without cause, by the holders of two-thirds of the voting power of Zapata’s issued and outstanding voting stock.

Delaware Charter Documents.  The Delaware Charter provides for a classified board and does not alter Delaware law in regard to removal of directors on a classified board only for cause. Therefore, a member of the board of Harbinger Group may be removed only for cause by the holders of a majority of shares then entitled to vote in an election of directors.

Filling Vacancies on the Board of Directors.

Nevada Law.  All vacancies on the board of directors, including those resulting from the removal of a director, may be filled by a majority of the remaining directors unless the corporation’s articles of incorporation provides otherwise.

Delaware Law.  Vacancies and newly created directorships may be filled by a majority of the directors then in office or a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws. In the case of a classified board, the certificate of incorporation can authorize a particular class of directors to fill a vacancy or newly created directorship for the remainder of the unexpired term.

Nevada Charter Documents.  Vacancies in the board of directors from death, resignation, retirement, disqualification or removal of any director, an increase in the number of directors or for any other reason, are filled by a majority of the board of directors then in office. In such case, the newly appointed director holds office for the remainder of the unexpired term and until his successor is duly elected and shall qualify, or until his earlier death, resignation, retirement, disqualification or removal. Vacancies cannot be filled by a vote or written consent of the stockholders.

Delaware Charter Documents.  The Delaware Charter Documents are substantially similar to the Nevada Charter Documents with respect to filling vacancies in the board of directors.

Power to Call Special Stockholder Meetings.

Nevada Law.  Unless otherwise set forth in the articles of incorporation or bylaws, the board of directors, any two directors or the president may call a special meeting of stockholders.

Delaware Law.  A special meeting of stockholders can be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special meeting.

Nevada Charter Documents.  A special meeting can be called by the chairman of the board, by order of the board of directors or upon the written request of holders of 80% of the voting stock. A stockholder written request must state the purpose of the meeting; business transacted at the meeting is limited to the stated purpose.

Delaware Charter Documents.  A special meeting can be called by the chairman of the board or any three members of the board of directors. A special meeting cannot be called by stockholders.

Advance Notice of Director Nominations and Stockholder Proposals.

Nevada and Delaware Law; Exchange Act.  Under both Nevada law and Delaware law, the manner in which nominations for directors may be made by stockholders and the manner in which business may be brought before a meeting are governed by the corporation’s charter documents and, in the case of a public company, by the Exchange Act as well. Pursuant to the Exchange Act, in order for a stockholder proposal to be timely it must be received 45 days before the date on which the company first sent its proxy materials for the prior year’s annual meeting of stockholders or a date specified by the company’s advance notice provision. If during the prior year the company did not hold an annual meeting, or if the date of the meeting has changed more than 30 days from the prior year, the notice must be received a reasonable time before the company sends its proxy materials for the current year.

Nevada Charter Documents.  The Nevada Charter Documents do not include additional notice provisions for director nominations or stockholder proposals.

Delaware Charter Documents.  The Delaware Bylaws require stockholders to provide to the board of directors 90 days’ advance notice of business proposed to be brought before, and of nominations of directors to be made at, stockholder meetings. The content of the notice must include the stockholder’s beneficial stock ownership information, including his or her derivative and short positions and all information required by Regulation 14A of the SEC proxy rules. Failure to deliver proper notice in a timely fashion results in exclusion of the proposal from stockholder consideration at the meeting. In the case of nominations of directors, the Delaware Bylaws also require nominees to respond to a questionnaire providing information about the candidate’s background and qualifications, to represent that he or she has no agreements with any third party as to voting or compensation in connection with his or her service as a director, and to agree to abide by applicable confidentiality, governance, conflicts, stock ownership and trading policies of the company.

Actions by Written Consent of Stockholders.

Nevada Law.  Unless the articles of incorporation provide otherwise, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if the holders of at least a majority of the voting power of the stock consent to the action in writing unless a different proportion of voting power is required for such an action — in which case, that proportion of written consents is required.

Delaware Law.  The Delaware law is substantially similar to Nevada law, except that it also requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

Nevada Charter Documents.  The Nevada Charter Documents permit stockholder action by written consent in lieu of a meeting in accordance with Nevada law.

Delaware Charter Documents.  The Delaware Charter Documents permit stockholder action by written consent in lieu of a meeting in accordance with Delaware law.

Interested Director Transactions.

Nevada Law.  Contracts or transactions between a corporation and one of the corporation’s directors are not automatically void. A contract or transaction may not be void solely because:

•	the contract is between the corporation and a director of the corporation or an entity in which a director of the corporation has a financial interest;

•	an interested director is present at the meeting of the board of directors that authorizes or approves the contract or transaction; or

•	the vote or votes of the interested director are counted for purposes of authorizing or approving the contract or transaction involving the interested transaction.

Contracts or transactions such as those described above are permissible if:

•	the facts surrounding the contract or transaction are known to the board of directors and the board of directors authorizes, approves or ratifies the contract or transaction in good faith by a vote without counting the vote of the interested director; or

•	the facts or circumstances surrounding the contract or transaction are made known to the stockholders and they authorize, approve or ratify the contract or transaction in good faith by a majority vote of the shares entitled to vote, including the votes, if any, of the interested director; or

•	the fact that the contract or transaction will prove to be in the interested director’s financial interest is unknown to the interested director at the time it is brought before the board of directors; or

•	the contract or transaction is fair as to the corporation at the time it is authorized or approved.

Delaware Law.  Contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable because of such interest, if certain conditions are met. To meet these conditions, either (i) the stockholders or the disinterested directors must approve any such contract or transaction after the full disclosure of material facts, or (ii) the contract or transaction must have been fair as to the corporation at the time it was approved by the board of directors, a committee of the board or the stockholders. Under Delaware law, if board of director approval is sought, the contract or transactions must be approved by a majority of the disinterested directors (even though less than a quorum).

Nevada Charter Documents.  In the absence of fraud, a transaction involving an interested director is valid as long as it complies with the applicable provisions of the NRS. Our directors are also relieved, to the extent permitted by law, from any liability that might otherwise exist from contracting in good faith with us for the benefit of the director.

Delaware Charter Documents.  The Delaware Charter Documents rely on Delaware law in this regard without any modification.

Dividend Rights and Repurchase of Shares.

Nevada Law.  No distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

Delaware Law.  Unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus or, if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Nevada Charter Documents.  The decision to pay dividends is determined by our board of directors at any regular or special meeting, pursuant to law, subject to any superior rights between the classes of stock, and paid out of any funds legally available therefor. Dividends may be paid in cash, in property, or in shares of the capital stock. Before payment of any dividend, our board of directors, in its absolute discretion, may set aside out of any of our funds available for dividends an amount they think proper as a reserve for any purpose they think is conducive to our interest. The Nevada Charter Documents do not contain any provisions governing the repurchase of shares.

Delaware Charter Documents.  The Delaware Charter Documents are substantially similar to the Nevada Charter Documents on the issue of dividend rights and the repurchase of shares, subject only to the difference between Nevada law and Delaware law as to the amount of dividends permitted as described above.

Indemnification of Directors and Officers.

Nevada Law.  A corporation can indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action, which they had no reasonable cause to believe were unlawful.

Delaware Law.  The Delaware law is substantially similar to Nevada law, provided that in the case of actions brought by or in the right of the corporation, (i) indemnification is permitted only for expenses (including legal fees) and not for judgments, fines and amounts paid in settlement, and (ii) if the officer, director, employee or agent is adjudged liable to the corporation, indemnification is permitted only upon court order for good cause shown.

Nevada Charter Documents.  Indemnification of directors and officers is permitted to the fullest extent permissible by Nevada state law.

Delaware Charter Documents.  Indemnification of directors and officers is permitted to the fullest extent permissible by Delaware law. The Delaware Charter Documents also provide for advancement of expenses.

Fiduciary Duties of Directors.

A director’s fiduciary duties are governed by state law and cannot be altered in a corporation’s charter documents. Both Delaware and Nevada law provide that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors of Nevada and Delaware corporations owe fiduciary duties of care and loyalty to the corporations they serve.

Nevada Law.  A director must perform his or her duties as a director in good faith and with a view to the interests of the corporation and is entitled to rely, in good faith, on (i) information prepared by any of the corporation’s directors, officers or employees so long as the director reasonably believes such persons to be reliable and competent in such matters; (ii) counsel, public accountants, financial advisers, valuation advisers, investment bankers or other persons as to matters which the director reasonably believes to be within the professional or expert competence of such persons; and (iii) a duly designated committee of the board of directors which the director reasonably believes merits confidence and upon which the director does not serve, but only as to matters within the committee’s designated authority. A director is not considered to be acting in good faith if the director has knowledge concerning the matter in question which would cause such reliance to be unwarranted.

In discharging their duties, the board of directors, committees of the board of directors and individual directors may, in exercising their respective powers with a view to the interests of the corporation, choose, to the extent they deem appropriate, to subordinate the interests of stockholders to the interests of employees, suppliers, customers or creditors of the corporation or to the interests of the communities served by the corporation. Furthermore, the officers and directors may consider the long-term and short-term interests of the corporation and its stockholders.

Unless there is a breach of fiduciary duty or a lack of good faith, any act of the board of directors, any committee of the board of directors or any individual director is presumed to be in the corporation’s best interest. No higher burden of proof or greater obligation to justify applies to any act relating to or affecting an acquisition or a potential or proposed acquisition of control of the corporation than to any other action. Nevada law imposes a heightened standard of conduct upon directors who take action to resist a change or potential change in control of a corporation if such action impedes the exercise of the stockholders’ right to vote for, or remove, directors.

Delaware Law.  Directors of a Delaware corporation are responsible for managing the business and affairs of the corporation. In fulfilling their managerial responsibilities, directors of a Delaware corporation are charged with a fiduciary duty to the corporation and to the corporation’s stockholders. Under Delaware law, the legal obligations of corporate fiduciaries fall into two broad categories: a duty of care and a duty of loyalty. The duty of care essentially requires a director be attentive and inform himself of all material facts regarding a decision before taking action. The duty of loyalty generally requires that directors’ actions be motivated solely by the best interests of the corporation and its stockholders. A director, in performing his or her duties, is protected in relying, in good faith, upon the records of the corporation and upon such information presented to the corporation by any of its officers or employees, by a committee of the board of directors or by any other person as to matters the director reasonably believes are within such other person’s professional or expert competence. Such other person must also have been selected with reasonable care by or on behalf of the corporation. Delaware courts have also imposed a heightened standard of conduct on directors in matters involving a contest for control of the corporation.

The board of directors, committees of the board of directors and individual directors, when discharging their duties, generally are not permitted to consider the interests of any constituencies other than the corporation or its stockholders. The interests of non-stockholder constituencies can only be considered to the extent they are consistent with the interests of stockholders. Furthermore, directors actions are normally reviewed under the “business judgment rule” under which directors are presumed to have acted on an informed basis, in good faith and in the honest belief that their actions were in the best interests of the corporation. This presumption may be overcome if a preponderance of the evidence shows that the directors’ decision involved director self-interest, lack of good faith, or failure of the board of directors to exercise due care. If the presumptions of the business judgment rule are rebutted, the action is reviewed under the “entire fairness” standard, and directors have the burden of proving the challenged transaction is fair to the corporation. Delaware courts have applied enhanced scrutiny to the actions of directors of a Delaware corporation taken in response to takeovers and in the context of changes in control.

Business Opportunities.

Nevada Law.  A corporation is permitted in its articles of incorporation or by action of its board of directors to renounce any interest or expectancy of the corporation to participate in specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

Delaware Law.  The Delaware law is substantially similar to Nevada law. Delaware law includes the right to renounce being offered an opportunity to participate in specified business opportunities or specified classes or categories of business opportunities.

Nevada Charter Documents.  The Nevada Charter Documents do not contain special provisions addressing business opportunities.

Delaware Charter Documents.  The Delaware Charter Documents recognize that persons who serve as directors of Harbinger Group may also serve, from time to time, as directors, officers or partners, or in other capacities, with other entities, including entities affiliated with the Harbinger Funds, and that Harbinger Group will derive substantial benefits from the service of such persons (each, an “Overlap Person”). The Delaware Charter Documents renounce the requirement for an Overlap Person to introduce or pursue any potential business opportunities on behalf of Harbinger Group unless:

(a) such potential business opportunity was expressly presented or offered to the Overlap Person solely in his or her capacity as a director or officer of Harbinger Group;

(b) Harbinger Group possesses, or would reasonably be expected to be able to possess, the resources (including cash) necessary to exploit such potential business opportunity; and

(c) such business opportunity relates exclusively to the business of Harbinger Group as determined by our board of directors from time to time in good faith.

Further, the Delaware Charter Documents renounce all interests and expectancies in business opportunities which relate to:

(a) the acquisition of an equity interest in an individual, corporation, partnership, unincorporated association or other entity (a “Person”) that does not entitle Harbinger Group to elect a majority of the members of the board of directors, general partner, managing member or similar governing body of such Person;

(b) the extension of credit to any Person or acquisition of any interest or participation in any debt;

(c) the acquisition of debt, equity or other interests in a Person or business that is reasonably believed by an Overlap Person or the entity in which an Overlap Person serves as a director, officer, partner, manager, representative, agent or employee to be distressed or insolvent or to be in default with respect to any debt;

(d) the extension of credit to, or the acquisition of debt or equity or other interests or assets in, a Person or business that is in a bankruptcy or insolvency proceeding, including, but not limited to, providing debtor-in-possession financing or the purchase of interests in a Person, assets or business in connection with a bankruptcy or insolvency proceeding or reorganization or liquidation relating to or arising from a bankruptcy or insolvency proceeding;

(e) an acquisition of assets that does not constitute a whole company, operating division of a Person or line of business; or

(f) investments in any other industry in which Harbinger Group is not then engaged and that our board of directors designates from time to time as being a disqualified opportunity.

Pursuant to the Delaware Charter Documents and Delaware law, the board of directors has discretion from time to time to assert or renounce Harbinger Group’s interests and expectancies in business opportunities in one or more specific industries. We expect our directors will inform our board from time to time of material relationships and arrangements they have with other entities, including those entities which may be seeking investment opportunities in industries in which we are engaged.

Exculpation; Limitation on Personal Liability of Directors.

Nevada Law.  By statute, a director or officer of a Nevada corporation is not liable to the corporation or its stockholders for damages for breach of his or her fiduciary duty unless it is proven that the act (i) was a breach of his or her fiduciary duties, and (ii) that breach involved intentional misconduct, fraud or a knowing violation of the law.

Delaware Law.  A corporation is permitted to adopt provisions in its certificate of incorporation exculpating a director from personal liability for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. Delaware law does not authorize exculpation of officers.

Nevada Charter Documents.  Directors and officers are not personally liable for damages for breach of fiduciary duty involving any act or omission other than (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law and (b) the payment of dividends in violation of Nevada law.

Delaware Charter Documents.  The Delaware Charter Documents exculpate directors to the fullest extent permitted by Delaware law.

Anti-Takeover Laws/Interested Stockholder Transactions.

Nevada Law.  Unless a corporation elects in its articles of incorporation for the following laws not to apply, a corporation is not permitted to engage in any “business combination” with a 10% or greater stockholder for a period of three years following the time that such stockholder obtained such ownership, unless the board of directors approved either the business combination or the transaction which resulted in the stockholder’s ownership before the stockholder obtained such ownership. After those three years, a corporation may only engage in a business combination with that stockholder if the combination meets all of the requirements of the corporation’s articles of incorporation, and (i) the combination itself or the transaction by which the stockholder obtained 10% was pre-approved by the board of directors; (ii) the combination is approved by a majority of “disinterested” stockholders; or (iii) the form and amount of consideration is considered “fair” under Nevada law and, with limited exceptions, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation after becoming an interested stockholder and before the business combination is consummated.

Furthermore, Sections 78.378 to 78.3793 of the NRS regulate acquisitions of a controlling interest in certain Nevada corporations, unless the articles of incorporation or bylaws provide otherwise. These restrictions apply only to a corporation that (a) has 200 stockholders of record (at least 100 of whom have addresses in the State of Nevada appearing on the stock ledgers of the corporation); and (b) does business in the State of Nevada, either directly or through an affiliated corporation.

Delaware Law.  Unless the corporation elects in its certificate of incorporation or bylaws for the following provision not to apply, DGCL Section 203 prohibits a corporation from engaging in any “business combination” with a 15% or greater stockholder for a period of three years following the time that such stockholder obtained such ownership, unless (i) the board of directors approved either the business combination or the transaction which resulted in the stockholder’s ownership before the stockholder obtained such ownership; (ii) the transaction resulted in the stockholder owning at least 85% of the outstanding voting stock of the corporation not owned by the interested stockholder or officers or directors of the corporation; or (iii) the business combination is approved by the board of directors and authorized (not by written consent) by the affirmative vote of at least 66 2/3% of the “disinterested” stockholders. Section 203 does not apply to any stockholder who became an “interested stockholder” (i.e., a 15% or greater stockholder) at a time when the Section 203 restrictions did not apply. In addition, Section 203 does not apply to any person who became the owner of more than 15% of a corporation’s stock if it was as a result of action taken solely by the corporation.

Nevada Charter Documents.  We have opted out of the provisions of NRS 78.411 through 78.444, which govern combinations with interested stockholders discussed above. Furthermore, we believe that NRS 78.378 to 78.3793, which regulates the acquisitions of a controlling interest in certain Nevada corporations, does not apply to us since we do not have 100 stockholders of record in Nevada and it is our belief that we have never done business in Nevada (although the phrase “doing business” is not defined in that statute). However, the provisions contained in NRS Sections 78.378 to 78.3793 could apply to us at a later time if we remain incorporated in Nevada.

Delaware Charter Documents.  Although the Delaware Certificate opts out of the statutory provisions of DGCL Section 203, it replicates its terms except that the subject business combination will require approval by the board of directors and authorization (whether by written consent or vote) by the affirmative vote of at least a majority of the “disinterested” stockholders (rather than 66 2/3% of such stockholders). Similar to the non-applicability of Section 203, the interested stockholder provisions of the Delaware Certificate do not apply to any stockholder who became an “interested stockholder” at a time when the Section 203 restrictions did not apply (i.e., prior to the Reincorporation Merger). Therefore, the interested stockholder provisions of the Delaware Certificate do not apply to the Harbinger Funds. While Section 203 would apply to an interested stockholder if its holdings fall below the 15% threshold and later again surpass the 15% threshold, the Delaware Certificate provides a permanent exemption from the interested stockholder provisions for the Harbinger Funds.

Cumulative Voting.

Cumulative voting entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder multiplied by the total number of directors to be elected, and to cast all such votes for one nominee or distribute the votes among up to as many candidates as there are positions to be filled. Without cumulative voting, a stockholder or group of stockholders must hold a majority of the voting shares to cause the election of one or more nominees. Cumulative voting enables a minority stockholder or group of stockholders holding a relatively small number of shares to elect a representative or representatives to the board of directors.

Nevada Law.  Cumulative voting is not mandatory, and rights must be provided in a Nevada corporation’s articles of incorporation if stockholders are to be entitled to cumulative voting rights.

Delaware Law.  The Delaware law is substantially similar to Nevada law.

Nevada Charter Documents.  The Nevada Charter Documents do not provide for cumulative voting rights.

Delaware Charter Documents.  The Delaware Charter Documents do not provide for cumulative voting rights.

Mergers and Other Major Transactions.

Nevada Law.  The sale, lease, exchange or disposal of all of the assets of a corporation as well as any merger, consolidation or share exchange generally must be recommended by the board of directors and requires the approval of a majority of the shares of each class of the stock of the corporation entitled to vote on such matters. The vote of the stockholders of a Nevada corporation surviving a merger is not required if:

•	the articles of incorporation of the surviving corporation will not substantially differ from its articles of incorporation before the merger; and

•	each stockholder of the surviving corporation before the effective date will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; and the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, will not exceed by more than 20% the total number of voting shares of the surviving entity outstanding immediately before the merger; and

•	the number of participating shares outstanding immediately before the merger, plus the number of participating shares issuable as a result of the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.

In addition, no stockholder approval is required if, prior to the adoption of the plan, another corporation that is a party to such merger owns 90% or more of the outstanding shares of each class of the constituent corporations.

Delaware Law.  Whenever the approval of the stockholders of a corporation is required for an agreement of merger or consolidation, or for a sale, lease or exchange of all or substantially all of its assets, such agreement, sale, lease or exchange requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon. Notwithstanding the foregoing, unless required by its certificate of incorporation, no vote of the stockholders of a constituent corporation surviving a merger is necessary to authorize a merger if:

•	the agreement of merger does not amend in any respect the certificate of incorporation of such constituent corporation; and

•	each share of stock of the constituent corporation outstanding immediately prior to the merger is to be an identical outstanding or treasury share of the surviving corporation after the merger; and

•	either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into the common stock are to be issued under such agreement of merger, or the number of shares of common stock issued or so issuable does not exceed 20% of the number thereof outstanding immediately prior to the merger.

In addition, a parent corporation that is the record holder of at least 90% of the outstanding shares of each class of stock of a subsidiary may merge itself into the subsidiary (with the parent corporation surviving) without the approval of the subsidiary’s stockholders or board of directors.

The DGCL also permits a corporation to adopt a holding company structure without requiring a meeting or vote of stockholders, provided that the certificate of incorporation and bylaws of the holding company do not differ materially from the certificate of incorporation and bylaws of the predecessor corporation that becomes the holding company’s subsidiary, each share of the predecessor’s capital stock outstanding immediately prior to the transaction is converted into a share of the holding company having the same designations, rights, powers and preferences, the directors remain the same, and the stockholders of the predecessor do not recognize gain or loss for U.S. federal income tax purposes.

Nevada Charter Documents.  Mergers and major transactions require approval of the board of directors and holders of a majority of the outstanding voting stock of the company. In addition, certain transactions are subject to the Super-Majority Provision discussed above. See “— Significant Changes Caused by the Reincorporation Merger — Changes in Charter, Bylaws and Governing Law — Super-Majority Provision of Zapata’s Articles.”

Delaware Charter Documents.  Mergers and major transactions require approval of the board of directors and holders of a majority of the outstanding voting stock of the company. The Delaware Charter Documents omit the Super-Majority Provision. See “— Significant Changes Caused by the Reincorporation Merger — Changes in Charter, Bylaws and Governing Law — Super-Majority Provision of Zapata’s Articles.”

U.S. Federal Income Tax Consequences of the Reincorporation Merger.

The following discussion summarizes the material U.S. federal income tax consequences of the Reincorporation Merger that are applicable to you as a Zapata stockholder. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Information Statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reincorporation Merger. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of stockholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Zapata shares as part of a hedge, straddle or conversion transaction; a person that does not hold Zapata shares as a capital asset at the time of the Reincorporation Merger; or an entity taxable as a partnership for U.S. federal income tax purposes.

We will not request an advance ruling from the Internal Revenue Service nor will we be receiving an opinion of counsel as to the U.S. federal income tax consequences of the Reincorporation Merger. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reincorporation Merger to you, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

We expect that the Reincorporation Merger will have the following U.S. federal income tax consequences:

•	no gain or loss will be recognized by Zapata, Harbinger Group or the stockholders of Zapata who receive Harbinger Group Common Stock in exchange for their Zapata Common Stock in connection with the Reincorporation Merger;

•	the aggregate adjusted tax basis of Harbinger Group Common Stock received by a stockholder of Zapata as a result of the Reincorporation Merger will be the same as the stockholder’s aggregate adjusted tax basis in the shares of Zapata Common Stock converted into such Harbinger Group Common Stock; and

•	a stockholder who receives Harbinger Group Common Stock pursuant to the Reincorporation Merger will include in his holding period the holding period of his Zapata Common Stock.

State, local or foreign income tax consequences to stockholders may vary from U.S. federal income tax consequences described above.

YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR AS TO THE CONSEQUENCES OF THE REINCORPORATION MERGER UNDER ALL APPLICABLE TAX LAWS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates the number of shares of Zapata Common Stock owned beneficially as of November 4, 2009 by

•	each Person known to us to beneficially own more than 5% of the outstanding shares of Zapata Common Stock,

•	each director,

•	our executive officers, and

•	all directors and executive officers as a group.

Except to the extent indicated in the footnotes to the following table, each of the persons or entities listed therein has sole voting and investment power with respect to the shares which are reported as beneficially owned by such Person. We do not know of any arrangements, including any pledge by any Person of our securities, the operation of which may at a subsequent date result in a change of control.

The following calculations are based upon the shares of Zapata Common Stock issued and outstanding on November 4, 2009 plus the number of such shares of Zapata Common Stock outstanding pursuant to SEC Rule 13d-3(d)(1). Shares of Zapata Common Stock subject to options exercisable within 60 days of November 4, 2009 are deemed outstanding for purposes of computing the percentage of the Person holding such option but are not deemed outstanding for computing the percentage of any other Person.

Name and Address	Amount and Nature of	Percent
of Beneficial Owner	Beneficial Ownership	of Class

Harbinger Capital Partners Master Fund I, Ltd.(1)	3,316,687	17.2
Harbinger Capital Partners Special Situations Fund, L.P.(2)	3,316,687	17.2
Global Opportunities Breakaway Ltd.(3)	3,316,687	17.2
Royce & Associates, LLC(4)	1,988,800	10.3
River Road Asset Management, LLC(5)	2,026,253	10.5
Dimensional Fund Advisors LP(6)	1,208,700	6.3
Lap W. Chan	0	*
Lawrence M. Clark, Jr.	0	*
Leonard DiSalvo(7)	260,000	1.3
Philip A. Falcone(8)	9,950,061	51.6
Keith Hladek	0	*
Thomas Hudgins	0	*
Peter A. Jenson	0	*
Robert V. Leffler, Jr.(7)	8,000	*
All directors and executive officers of Zapata as a group (8 persons)	10,218,061	52.3

*	Represents beneficial ownership of less than 1.0%.

(1)	Based solely on a Schedule 13D, dated November 3, 2009, Harbinger Capital Partners Master Fund I, Ltd. (“Master Fund”), c/o Harbinger Capital Partners LLC, 450 Park Avenue, 30th Floor, New York, New York, 10022, is the beneficial owner of 3,316,687 shares of the Zapata Common Stock, which may also be deemed to be beneficially owned by Harbinger Capital Partners LLC (“Harbinger LLC”), the investment manager of Master Fund; Harbinger Holdings, LLC (“Harbinger Holdings”), the managing member of Harbinger LLC; and Philip Falcone, the managing member of Harbinger Holdings and the portfolio manager of Master Fund, and each has shared voting and dispositive power as to the 3,316,687 shares.

(2)	Based solely on a Schedule 13D, dated November 3, 2009, Harbinger Capital Partners Special Situations Fund, L.P. (“Special Situations Fund”), 450 Park Avenue, 30th Floor, New York, New York, 10022, is the beneficial holder of 3,316,687 shares of Zapata Common Stock, which may be deemed to be beneficially owned by Harbinger Capital Partners Special Situations GP, LLC (“HCPSS”), the general partner of Special Situations Fund; Harbinger Holdings, the managing member of HCPSS; and Philip Falcone, the managing member of Harbinger Holdings and the portfolio manager of Special Situations Fund, and each has shared voting and dispositive power as to the 3,316,687 share.

(3)	Based solely on a Schedule 13D, dated November 3, 2009, Global Opportunities Breakaway Ltd. (“Global Fund”), c/o Harbinger Capital Partners II LP, 450 Park Avenue, 30th Floor, New York, New York, 10022, is the beneficial holder of 3,316,687 shares of Zapata Common Stock, which may be deemed to be beneficially owned by Harbinger Capital Partners II LP (formerly Global Opportunities Breakaway Management, L.P.) (“HCP II”), the investment manager of the Global Fund; Harbinger Capital Partners II GP LLC (formerly Global Opportunities Breakaway Management GP, L.L.C.) (“HCP II GP”), the general partner of HCP II; and Philip Falcone, the managing member of HCP II GP and the portfolio manager of Global Fund, and each has shared voting and dispositive power as to the 3,316,687 shares.

(4)	Based solely on a Schedule 13G, dated January 30, 2009, Royce & Associates, LLC (“Royce” ), 1414 Avenue of the Americas, New York, New York 10019, is the beneficial owner of 1,988,800 shares with sole voting power over the 1,988,800 shares. Royce is an investment adviser registered in accordance with SEC rules.

(5)	Based solely on a Schedule 13G/A, dated February 17, 2009, River Road Asset Management, LLC (“River Road”), 462 S. 4th St., Ste 1600, Louisville, KY 40202, is the beneficial owner of 2,026,253 shares with sole voting power over 1,475,963 shares and no shared voting power. River Road is an investment adviser registered in accordance with SEC rules.

(6)	Based solely on a Schedule 13G, dated February 9, 2009, Dimensional Fund Advisors LP (“Dimensional Fund”), Palisades West, Building One, 6300 Bee Cave Road, Austin, TX 78746, is the beneficial owner of 1,208,700 shares with sole voting power over the 1,200,700 shares. Dimensional Fund is an investment adviser registered in accordance with SEC rules.

(7)	Includes 260,000 and 8,000 shares of Zapata Common Stock issuable under options exercisable within 60 days of November 4, 2009 held by Messrs. DiSalvo and Leffler, respectively.

(8)	Based solely on a Schedule 13D, dated November 3, 2009, Philip Falcone, the managing member of Harbinger Holdings and portfolio manager of each of Master Funds, Special Situations Fund and Global Fund, may be deemed to indirectly beneficially own 9,950,061 shares of Zapata Common Stock, constituting approximately 51.6% of our outstanding common stock, and has shared voting and dispositive power as to the 9,950,061 shares. Mr. Falcone disclaims beneficial ownership of the 9,950,061 shares of Zapata Common Stock, except with respect to his pecuniary interest therein. Mr. Falcone’s address is 450 Park Avenue, 30th Floor, New York, New York, 10022.

CHANGE IN CONTROL

On July 9, 2009, The Malcolm I. Glazer Family Limited Partnership, Malcolm I. Glazer, Avram A. Glazer, Linda Glazer, Bryan Glazer, Edward Glazer and Joel Glazer, stockholders of our company, collectively sold 9,937,962 shares of Zapata Common Stock to the Harbinger Funds for a purchase price, in the aggregate, of $74,534,715.00. On August 24, 2009, the Harbinger Funds purchased an additional 12,099 shares of Zapata Common Stock for an aggregate purchase price of $90,742.50. Following these transactions, the Harbinger Funds hold approximately 51.6% of the issued and outstanding capital stock of our company calculated on a fully diluted basis.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements as such term is defined by the SEC in its rules, regulations and releases, which represent our expectations or beliefs, including, but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation and any other factors discussed in our filings with the SEC. These risks and uncertainties include, without limitation, the following:

•	We may not be successful in identifying any suitable acquisition opportunities.

•	Volatility in global credit markets may impact our ability to obtain financing to fund acquisitions.

•	We are majority owned by the Harbinger Funds. The interests of the Harbinger Funds may conflict with interests of other stockholders. As a result of this ownership, we are a “controlled company” within the meaning of the NYSE rules and are exempt from certain corporate governance requirements.

•	Future acquisitions and dispositions may not require a stockholder vote and may be material to us.

•	The market liquidity for Zapata Common Stock is relatively low and may make it difficult to purchase or sell our stock.

•	We may suffer adverse consequences if we are deemed an investment company and we may incur significant costs to avoid investment company status.

•	Since we already meet the ownership criteria of the personal holding company rules, we may be subject to an additional tax on future undistributed personal holding company income if we generate passive income in excess of operating expenses.

•	A change of ownership could reduce the benefits associated with our tax assets.

•	Agreements and transactions involving former subsidiaries or related parties may give rise to future claims that could materially adversely impact our capital resources.

•	Litigation defense and settlement costs may be material.

•	Section 404 of the Sarbanes-Oxley Act of 2002 requires us to document and test our internal controls over financial reporting and to report on our assessment as to the effectiveness of these controls. Any delays or difficulty in satisfying these requirements or negative reports concerning our internal controls could adversely affect our future results of operations and our stock price.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The SEC allows us to deliver a single Information Statement to an address shared by two or more stockholders. This delivery method, referred to as “householding,” can result in significant cost savings for us. In order to take advantage of this opportunity, our company and banks and brokerage firms that hold your shares have delivered only one Information Statement to multiple stockholders who share an address unless we have received contrary instructions from one or more of the stockholders. We will deliver promptly without charge, upon written or oral request to the Vice-President Finance and Chief Financial Officer, Zapata Corporation, 100 Meridian Centre, Suite 350, Rochester, New York 14618, (585) 242-2000, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Stockholders of record sharing an address who are receiving multiple copies of the Information Statement and wish to receive a single copy in the future should submit their request to us in the same manner. If you are the beneficial owner, but not the record holder, of our shares and wish to receive only one copy of the Information Statement in the future, you will need to contact your broker, bank or other nominee to request that in the future only a single copy of each document be mailed to all stockholders at the shared address.

WHERE YOU CAN FIND MORE INFORMATION

We file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to these reports with the SEC. We make these reports and Section 16 filings by our officers and directors available on our website at www.zapatacorp.com as soon as reasonably practicable after such reports are electronically filed with, or furnished to, the SEC. Information contained on our website is not incorporated by reference to this Information Statement. This Information Statement should be read in conjunction with the registration statements, reports and other items that Zapata and its subsidiary Zap.Com file with the SEC.

In addition, the public may read and copy any materials filed by us with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at www.sec.gov.

EXHIBIT INDEX

A.	AGREEMENT AND PLAN OF MERGER

B.	CERTIFICATE OF INCORPORATION OF HARINGER GROUP INC.

C.	BYLAWS OF HARBINGER GROUP INC.

EXHIBIT A

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER (“Agreement”), dated as of November 4, 2009, by and between Zapata Corporation, a Nevada corporation (“Parent”), and Harbinger Group Inc., a Delaware corporation (“Subsidiary”).

RECITALS:

Parent is a corporation organized and existing under the laws of Nevada.

Subsidiary is a corporation organized and existing under the laws of Delaware and is a wholly-owned subsidiary of Parent.

Parent and its board of directors deem it advisable and in the best interests of Parent and its stockholders to merge Parent with and into Subsidiary pursuant to the provisions of Nevada Revised Statutes (“NRS”) and the Delaware General Corporation Law (“DGCL”) upon the terms and conditions set forth in this Agreement, subject to the approval of the Parent’s stockholders as contemplated in Section 4.1.

NOW THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that Parent shall be merged with and into Subsidiary (the “Merger”) upon the terms and conditions set forth below.

ARTICLE 1

PRINCIPAL TERMS OF THE MERGER

Section 1.1  Merger.  On the Effective Date (as defined in Section 4.1 below), Parent shall be merged with and into Subsidiary and the separate existence of Parent shall cease. Subsidiary shall be the surviving corporation (sometimes hereinafter referred to as the “Surviving Corporation”) in the Merger and shall operate under the name “Harbinger Group Inc.” by virtue of, and shall be governed by, the laws of Delaware. The address of the registered office of the Surviving Corporation in Delaware will be 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, and the registered agent in charge thereof shall be Corporation Service Company.

Section 1.2  Certificate of Incorporation of the Surviving Corporation.  The certificate of incorporation of the Surviving Corporation shall be the certificate of incorporation of Subsidiary as in effect on the date hereof without change unless and until amended in accordance with applicable law.

Section 1.3  Bylaws of the Surviving Corporation.  The bylaws of the Surviving Corporation shall be the bylaws of Subsidiary as in effect on the date hereof without change unless and until amended or repealed in accordance with applicable law.

Section 1.4  Directors and Officers.  At the Effective Date of the Merger, the directors and officers of Parent in office at the Effective Date of the Merger shall become the directors and officers, respectively, of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the certificate of incorporation and bylaws of the Surviving Corporation and the DGCL, until his or her successor is duly elected or appointed and qualified. The Surviving Corporation will have a classified board identical to that of the Parent, with the Surviving Corporation’s current board members remaining in their same classes, as set forth below:

Class I — Lap Wai Chan, Lawrence M. Clark, Jr. and Peter A. Jenson

Class II — Philip A. Falcone and Keith Hladek

Class III — Thomas Hudgins and Robert V. Leffler, Jr.

ARTICLE 2

CONVERSION, CERTIFICATES AND PLANS

Section 2.1  Conversion of Shares.  At the Effective Date of the Merger, each of the following transactions shall be deemed to occur simultaneously:

(a) Common Stock.  Each share of Parent’s common stock, $0.01 par value per share (“Parent Stock”), issued and outstanding immediately before the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and nonassessable share of the Surviving Corporation’s common stock, $0.01 par value per share (“Surviving Corporation Stock” or “Subsidiary Stock”), provided, that each share of Parent Stock held in Parent’s treasury shall be canceled without any consideration being issued or paid therefor.

(b) Options.  Each option to acquire shares of Parent Stock outstanding immediately before the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an equivalent option to acquire, upon the same terms and conditions, the number of shares of Surviving Corporation Stock that is equal to the number of shares of Parent Stock the optionee would have received had the optionee exercised such option in full immediately before the Effective Date (whether or not such option was then exercisable) and the exercise price per share under each such option shall be equal to the exercise price per share thereunder immediately before the Effective Date.

(c) Subsidiary Stock.  Each share of Subsidiary Stock issued and outstanding immediately before the Effective Date and held by Parent shall be canceled without any consideration being issued or paid therefor.

Section 2.2  Stock Certificates.  After the Effective Date, each certificate theretofore representing issued and outstanding shares of Parent Stock will thereafter be deemed to represent the same number of shares of the Surviving Corporation Stock. The holders of outstanding certificates theretofore representing Parent Stock will not be required to surrender such certificate to Parent or the Surviving Corporation.

Section 2.3  Reorganization.  For United States federal income tax purposes, the Merger is intended to constitute a tax-free reorganization within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended. The parties to this Agreement hereby adopt this Agreement as a “plan of reorganization” within the meaning of sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

ARTICLE 3

TRANSFER AND CONVEYANCE OF ASSETS AND ASSUMPTION OF LIABILITIES

Section 3.1  Effects of the Merger.  At the Effective Date, the Merger shall have the effects specified in the NRS, the DGCL and this Agreement. Without limiting the generality of the foregoing, and subject thereto, at the Effective Date the Surviving Corporation shall possess all the rights, privileges, powers and franchises, of a public as well as a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement; the rights, privileges, powers and franchises of Parent and Subsidiary, and all property, real, personal and mixed, and all debts due to each of them on whatever account, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of the Surviving Corporation, as they were of the respective constituent entities, and the title to any real estate, whether by deed or otherwise vested in Parent and Subsidiary or either of them, shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of the parties hereto shall be preserved unimpaired, and all debts, liabilities and duties of the respective constituent entities shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

Section 3.2  Additional Actions.  If, at any time after the Effective Date of the Merger, the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of Parent acquired or to be acquired by reason of, or as a result of, the

Merger, or (b) otherwise to carry out the purposes of this Agreement, the Surviving Corporation may execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement. The Surviving Corporation is fully authorized in the name of Parent or otherwise to take any and all such action pursuant to the irrevocable Power of Attorney granted by the Parent to the Subsidiary, attached hereto as Exhibit A.

ARTICLE 4

APPROVAL BY STOCKHOLDERS; AMENDMENT; EFFECTIVE DATE

Section 4.1  Approval.  This Agreement and the Merger contemplated hereby are subject to approval by the requisite vote, or a written consent in lieu of vote, of the Parent’s stockholders in accordance with the NRS and compliance with the requirements of law, including the securities laws of the United States. As promptly as practicable after the later of (a) approval of this Agreement by the Parent’s stockholders in accordance with applicable law and (b) compliance with applicable securities laws, including, but not limited to, the filing of a Schedule 14C with the Securities and Exchange Commission and the mailing of a definitive Schedule 14C to the Parent’s stockholders, duly authorized officers of the respective parties shall make and execute Articles of Merger and a Certificate of Ownership and Merger and shall cause such documents to be filed with the Secretary of State of Nevada and the Secretary of State of Delaware, respectively, in accordance with the laws of Nevada and Delaware and applicable U.S. federal securities laws. The effective date of the Merger (“Effective Date”) shall be the date and time on and at which the Merger becomes effective under the laws of Nevada or the date and time on and at which the Merger becomes effective under the laws of Delaware, whichever occurs later. The execution and delivery hereof by the Parent shall constitute the approval and adoption of, and consent to, the Merger Agreement and the transactions contemplated thereby in Parent’s capacity as the sole stockholder of the Subsidiary.

Section 4.2  Amendments.  The Board of Directors of Parent may amend this Agreement at any time before the Effective Date, provided, however, that an amendment made subsequent to the approval of the Merger by the stockholders of Parent shall not (a) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the shares of Parent Stock, (b) alter or change any term of the certificate of incorporation of Subsidiary, except to cure any ambiguity, defect or inconsistency or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of Parent Stock.

ARTICLE 5

MISCELLANEOUS

Section 5.1  Termination.  This Agreement may be terminated and the Merger abandoned at any time before the filing of this Agreement with the Secretary of State of Nevada and the Secretary of State of Delaware, whether before or after stockholder approval of this Agreement, by the consent of the Boards of Directors of Parent and Subsidiary.

Section 5.2  Captions and Section Headings.  As used herein, captions and section headings are for convenience only and are not a part of this Agreement and shall not be used in construing it.

Section 5.3  Entire Agreement.  This Agreement and the other documents delivered pursuant hereto and thereto, or incorporated by reference herein, contain the entire agreement between the parties hereto concerning the transactions contemplated herein and supersede all prior agreements or understandings between the parties hereto relating to the subject matter hereof.

Section 5.4  Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be considered to be an original instrument.

Section 5.5  Severability.  If any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected thereby. To the extent permitted by applicable law, each party waives any provision of law which renders any provision of this Agreement invalid, illegal or unenforceable in any respect.

Section 5.6  Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

Section 5.7  No Third Party Beneficiaries.  This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

Section 5.8  Governing Law.  This Agreement shall be construed in accordance with the laws of Delaware, except to the extent the laws of Nevada shall apply to the Merger where mandated by the NRS.

IN WITNESS WHEREOF, Parent and Subsidiary have duly executed this Agreement as of the date first written above.

Parent:
Zapata Corporation
a Nevada corporation

By:	/s/ Peter Jenson
Name:     Peter Jenson

Title:	Secretary

Subsidiary:
Harbinger Group Inc.
a Delaware corporation

By:	/s/ Peter Jenson
Name:     Peter Jenson

Title:	Secretary

Exhibit A

Irrevocable Power of Attorney

Power of Attorney

(a) CAUTION TO THE PRINCIPAL:  Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

(b) DESIGNATION OF AGENT(S):

I, Zapata Corporation, 100 Meridian Centre, Suite 350, Rochester, NY 14618, hereby appoint:

Harbinger Group Inc., 100 Meridian Centre, Suite 350, Rochester, NY 14618, as my agent(s)

If you designate more than one agent above, they must act together unless you initial the statement below.

(          ) My agents may act SEPARATELY.

(c) DESIGNATION OF SUCCESSOR AGENT(S): (OPTIONAL)

If every agent designated above is unable or unwilling to serve, I appoint as my successor agent(s):

[name(s) and address(es) of successor agent(s)]

Successor agents designated above must act together unless you initial the statement below.

(          ) My successor agents may act SEPARATELY.

(d) This POWER OF ATTORNEY shall not be affected by my subsequent incapacity unless I have stated otherwise below, under “Modifications”.

(e) This POWER OF ATTORNEY REVOKES any and all prior Powers of Attorney executed by me unless I have stated otherwise below, under “Modifications”.

If you are NOT revoking your prior Powers of Attorney, and if you are granting the same authority in two or more Powers of Attorney, you must also indicate under “Modifications” whether the agents given these powers are to act together or separately.

(f) GRANT OF AUTHORITY:

To grant your agent some or all of the authority below, either (1) Initial the bracket at each authority you grant, or (2) Write or type the letters for each authority you grant on the blank line at (P), and initial the bracket at (P). If you initial (P), you do not need to initial the other lines.

I grant authority to my agent(s) with respect to the following subjects as defined in sections 5-1502A through 5-1502N of the New York General Obligations Law:

( )	(A)	real estate transactions;
( )	(B)	chattel and goods transactions;
( )	(C)	bond, share, and commodity transactions;
( )	(D)	banking transactions;
( )	(E)	business operating transactions;
( )	(F)	insurance transactions;
( )	(G)	estate transactions;
( )	(H)	claims and litigation;
( )	(I)	personal and family maintenance;
( )	(J)	benefits from governmental programs or civil or military service;
( )	(K)	health care billing and payment matters; records, reports, and statements;
( )	(L)	retirement benefit transactions;
( )	(M)	tax matters;
( )	(N)	all other matters;
( )	(O)	full and unqualified authority to my agent(s) to delegate any or all of the foregoing powers to any person or persons whom my agent(s) select;
( )	(P)	EACH of the matters identified by the following letters
A,B,C,D,E,F,G,H,I,J,K,L,M,N,O You need not initial the other lines if you initial line (P).

(g) MODIFICATIONS: (OPTIONAL)

In this section, you may make additional provisions, including language to limit or supplement authority granted to your agent. However, you cannot use this Modifications section to grant your agent authority to make major gifts or changes to interests in your property. If you wish to grant your agent such authority, you MUST complete the Statutory Major Gifts Rider.

1. Although this document revokes all powers of attorney I have previously executed, this document shall not revoke any powers of attorney previously executed by me for a specific or limited purpose, unless I have specified otherwise herein. It shall not revoke any power executed as part of a contract I signed or for the management of any bank or securities account. In order to revoke a prior power of attorney for a specific or limited purpose, I will execute a revocation specifically referring to the power to be revoked.

2. This power of attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power specifically provides that it revokes this power by referring to the date of my execution of this document.

3. Whenever two or more powers of attorney are valid at the same time, the agents appointed on each shall act separately, unless specified differently in the documents.

(h) MAJOR GIFTS AND OTHER TRANSFERS: STATUTORY MAJOR GIFTS RIDER (OPTIONAL)

In order to authorize your agent to make major gifts and other transfers of your property, you must initial the statement below and execute a Statutory Major Gifts Rider at the same time as this instrument. Initialing the statement below by itself does not authorize your agent to make major gifts and other transfers. The preparation of the Statutory Major Gifts Rider should be supervised by a lawyer.

(          ) (SMGR) I grant my agent authority to make major gifts and other transfers of my property, in accordance with the terms and conditions of the Statutory Major Gifts Rider that supplements this Power of Attorney.

(i) DESIGNATION OF MONITOR(S): (OPTIONAL)

I wish to designate  ,

whose address(es) is (are)  , as monitor(s).

Upon the request of the monitor(s), my agent(s) must provide the monitor(s) with a copy of the Power of Attorney and a record of all transactions done or made on my behalf. Third parties holding records of such transactions shall provide the records to the monitor(s) upon request.

(j) COMPENSATION OF AGENT(S): (OPTIONAL)

Your agent is entitled to be reimbursed from your assets for reasonable expenses incurred on your behalf. If you ALSO wish your agent(s) to be compensated from your assets for services rendered on your behalf, initial the statement below. If you wish to define “reasonable compensation”, you may do so above, under “Modifications”.

(          ) My agent(s) shall be entitled to reasonable compensation for services rendered.

(k) ACCEPTANCE BY THIRD PARTIES:  I agree to indemnify the third party for any claims that may arise against the third party because of reliance on this Power of Attorney. I understand that any termination of this Power of Attorney, whether the result of my revocation of the Power of Attorney or otherwise, is not effective as to a third party until the third party has actual notice or knowledge of the termination.

(l) TERMINATION:  This Power of Attorney continues until I revoke it or it is terminated by my death or other event described in section 5-1511 of the General Obligations Law.

Section 5-1511 of the General Obligations Law describes the manner in which you may revoke your Power of Attorney, and the events which terminate the Power of Attorney.

(m) SIGNATURE AND ACKNOWLEDGMENT:

In Witness Whereof I have hereunto signed my name on November 4th, 2009.
PRINCIPAL signs here: = => /s/ Peter Jenson

Peter Jenson, Secretary of Zapata Corporation
STATE OF NEW YORK	)
) ss.:
COUNTY OF New York)

On the 4th day of November   , in the year 2009, before me, the undersigned, a Notary Public in and for said state, personally appeared Peter Jenson, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/  Lynn Toby Fisher
Notary Public

(n) IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record or all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

(o) AGENT’S SIGNATURE AND ACKNOWLEDGMENT OF APPOINTMENT:  It is not required that the principal and the agent(s) sign at the same time, nor that multiple agents sign at the same time.

I/we Harbinger Group Inc., have read the foregoing Power of Attorney. I am/we are the person(s) identified therein as agent(s) for the principal named therein.

I/we acknowledge my/our legal responsibilities.
Agent(s) sign(s) here:=> /s/ Peter Jenson

Peter Jenson, Secretary of Harbinger Group Inc.
STATE OF NEW YORK	)
) ss.:
COUNTY OF New York)

On the 4th day of November   , in the year 2009, before me, the undersigned, a Notary Public in and for said state, personally appeared Peter Jenson, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Lynn Toby Fisher
Notary Public

2008 N.Y. Laws ch. 644, § 19, 5-1513; 2009 N.Y. Laws ch. 4 (amending effective date from March 1, 2009 to September 1, 2009).

EXHIBIT B

CERTIFICATE OF INCORPORATION OF HARBINGER GROUP INC.

CERTIFICATE OF INCORPORATION
OF
HARBINGER GROUP INC.

The undersigned, for purposes of incorporating a corporation under the General Corporation Law of the State of Delaware, does hereby certify as follows:

ARTICLE I — NAME

The name of the corporation is Harbinger Group Inc. (the “Corporation”).

ARTICLE II — REGISTERED OFFICE AND AGENT

The address of the Corporation’s registered office in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle. The name of the Corporation’s registered agent at such address is Corporation Service Company.

ARTICLE III — PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV — CAPITALIZATION

(a) Authorized Shares.  The total number of shares of stock which the Corporation shall have authority to issue is 510,000,000 shares consisting of 500,000,000 shares of common stock, par value $.01 per share (“Common Stock”) and 10,000,000 shares of preferred stock, par value $.01 per share (“Preferred Stock”).

(b) Preferred Stock.  Shares of Preferred Stock may be issued in one or more series, from time to time, with each such series to consist of such number of shares and to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the board of directors of the Corporation (the “Board of Directors”), and the Board of Directors is hereby expressly vested with authority, to the full extent now or hereafter provided by law, to adopt any such resolution or resolutions. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

(i) The number of shares constituting that series and the distinctive designation of that series;

(ii) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(iii) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(iv) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(v) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(vi) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(vii) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(viii) Any other relative rights, preferences and limitations of that series.

ARTICLE V — BOARD OF DIRECTORS

(a) Number of Directors and Newly Created Directorships.

(i) Subject to any special rights of the holders of any class or series of stock to elect directors, the number of directors which shall constitute the whole Board of Directors shall be fixed exclusively by the Board of Directors in the manner provided in this Certificate of Incorporation and the Bylaws of the Corporation (the “Bylaws”).

(ii) If the number of directors is changed, any increase or decrease shall be apportioned by resolution of the Board of Directors among the classes so as to maintain a number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. To the extent reasonably possible, consistent with the foregoing, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation and newly eliminated directorships shall be subtracted from those classes whose terms of office are to expire at the earliest dates following such allocation, unless otherwise provided for from time to time by resolution adopted by a majority of the members of the Incumbent Board (as defined below) then in office, although less than a quorum. The “Incumbent Board” shall mean those directors listed in Article VI(b) of this Certificate of Incorporation, provided that (A) any person becoming a director subsequent to such date whose election, or nomination for election by the Corporation’s stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Corporation, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended) or (B) any person appointed by the Incumbent Board to fill a vacancy, shall also be considered a member of the Incumbent Board.

(b) Classified Board of Directors.  Subject to any special right of the holders of any class or series of stock to elect directors, the Board of Directors shall be classified with respect to the time for which they severally hold office into three classes, as nearly equal in number as possible. The initial Class III directors shall serve for a term expiring at the first annual meeting of stockholders of the Corporation following the filing of this Certificate of Incorporation; the initial Class I directors shall serve for a term expiring at the second annual meeting of stockholders following the filing of this Certificate of Incorporation; and the initial Class II directors shall serve for a term expiring at the third annual meeting of stockholders following the filing of this Certificate of Incorporation. Each director in each class shall hold office until his or her successor is duly elected and qualified, subject, however, to prior death, resignation, retirement or removal from office. At each annual meeting of stockholders beginning with the first annual meeting of stockholders following the filing of this Certificate of Incorporation, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders to be held in the third year following the year of their election, with each director in each such class to hold office until his or her successor is duly elected and qualified.

(c) Removal of Directors.

(i) Subject to any special rights of the holders of any class or series of stock to elect directors, neither the Board of Directors nor any individual director may be removed without cause.

(ii) Subject to any limitation imposed by law and any special rights of the holders of any class or series of stock to elect directors, any director may be removed with cause by the holders of a majority of the voting power of the Corporation entitled to vote at an election of directors.

(d) Vacancies.  Subject to the rights of the holders of any series or class of stock to elect directors, any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall be filled by the vote of a majority of the members of the Incumbent Board then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Subject to any special rights of the holders of any series or class of stock to elect directors and except as otherwise provided by law, in the event of a vacancy in the Board of Directors, the remaining directors may exercise the powers of the full Board of Directors until the vacancy is filled. Any director elected in accordance with this section shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified.

ARTICLE VI — INCORPORATOR; INITIAL BOARD OF DIRECTORS

(a) Incorporator.  The name and mailing address of the incorporator of the Corporation is Tracy A. Romano, c/o Kaye Scholer LLP, 425 Park Avenue, New York, NY 10022.

(b) Initial Board of Directors.  The powers of the incorporator shall terminate upon the filing of this Certificate of Incorporation. The names and mailing addresses of the persons who are to serve as the initial Board of Directors shall be as follows:

Name and Class	Address

Lap Wai Chan — Class I	171 E. 64th Street
New York, NY 10065
Lawrence M. Clark, Jr. — Class I	c/o Harbinger Capital Partners, LLC,
450 Park Avenue, 30th Floor,
New York, NY, 10022
Peter A. Jenson — Class I	c/o Harbinger Capital Partners, LLC,
450 Park Avenue, 30th Floor,
New York, NY, 10022
Philip A. Falcone — Class II	c/o Harbinger Capital Partners, LLC,
450 Park Avenue, 30th Floor,
New York, NY, 10022
Keith Hladek — Class II	c/o Harbinger Capital Partners, LLC,
450 Park Avenue, 30th Floor,
New York, NY, 10022
Robert V. Leffler, Jr. — Class III	2607 N. Charles Street
Baltimore, MD 21218
Thomas Hudgins— Class III	4700 North Ocean Blvd.
Myrtle Beach, SC 29577

ARTICLE VII — LIMITATION OF DIRECTOR LIABILITY; INDEMNIFICATION AND
ADVANCEMENT OF EXPENSES

(a) Limitation of Director Liability.  The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the DGCL, including, without limitation, paragraph (7) of subsection (b) of Section 102 thereof, as the same may be amended or supplemented. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

(b) Indemnification.  The Corporation shall have the power, to the fullest extent permitted by Section 145 of the DGCL, as the same may be amended or supplemented, to indemnify any person by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

(c) Effect of Amendment.  Neither any amendment nor repeal of this Article VII, nor the adoption of any provision of this Corporation’s Certificate of Incorporation inconsistent with this Article VII, whether by amendment to this Certificate of Incorporation or by merger, reorganization, recapitalization or other corporate transaction having the effect of amending this Certificate of Incorporation, shall eliminate or reduce the effect of this Article VII in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE VIII — MEETINGS OF STOCKHOLDERS

(a) Annual Meetings of Stockholders.  The annual meeting of stockholders shall be held in accordance with the procedures set forth in the Bylaws.

(b) Special Meetings of Stockholders.  Special Meetings of Stockholders may be called in accordance with the procedures set forth in the Bylaws.

ARTICLE IX — BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS

(a) The Corporation elects not to be governed by Section 203 of the DGCL.

(b) Notwithstanding any other provision(s) of this Article IX, the Corporation shall not engage in any Business Combination (as defined below) with any Interested Stockholder (as defined below) for a period of three years following the time that such stockholder became an Interested Stockholder, unless:

(i) Prior to such time the Board of Directors approved either the Business Combination or the transaction which resulted in the stockholder becoming an Interested Stockholder;

(ii) Upon consummation of the transaction which resulted in the stockholder becoming an Interested Stockholder, the Interested Stockholder owned at least 85% of the Voting Stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the Voting Stock outstanding (but not the outstanding Voting Stock owned by the Interested Stockholder) those shares owned (A) by persons who are directors and also officers and (B) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

(iii) At or subsequent to such time the Business Combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least a majority of the outstanding Voting Stock which is not owned by the Interested Stockholder.

(c) The restrictions contained in Article IX shall not apply if:

(i) The Corporation does not have a class of Voting Stock that is: (A) listed on a national securities exchange; or (B) held of record by more than 2,000 stockholders, unless any of the foregoing results from action taken, directly or indirectly, by an Interested Stockholder or from a transaction in which an individual, corporation, partnership, unincorporated association or other entity (a “Person”) becomes an Interested Stockholder;

(ii) A stockholder becomes an Interested Stockholder inadvertently and (A) as soon as practicable divests itself of ownership of sufficient shares so that the stockholder ceases to be an Interested Stockholder; and (B) would not, at any time within the three-year period immediately prior to a Business Combination between the Corporation and such stockholder, have been an Interested Stockholder but for the inadvertent acquisition of ownership;

(iii) The Business Combination is proposed prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or the notice required hereunder of a proposed transaction which,

(A) Constitutes one of the transactions described in the second sentence of this paragraph;

(B) Is with or by a Person who either was not an Interested Stockholder during the previous three years or who became an Interested Stockholder with the approval of the Board of Directors or during the period described in paragraph (iv) of this subsection (c); and

(C) Is approved or not opposed by a majority of the members of the Board of Directors then in office (but not less than one) who were directors prior to any Person becoming an Interested Stockholder during the previous three years or were recommended for election or elected to succeed such directors by a majority of such directors.

The proposed transactions referred to in the preceding sentence are limited to

(1) A merger or consolidation of the Corporation (except for a merger in respect of which, pursuant to Section 251(f) of the DGCL, no vote of the stockholders of the Corporation is required);

(2) A sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation (other than to any direct or indirect wholly-owned subsidiary or to the Corporation) having an aggregate market value equal to 50% or more of either the aggregate market value of all of the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding Stock (as defined below) of the Corporation; or

(3) A proposed tender or exchange offer for 50% or more of the outstanding Voting Stock of the Corporation.

The Corporation shall give not less than 20 days’ notice to all Interested Stockholders prior to the consummation of any of the transactions described in clause (1) or (3) of this paragraph; or

(iv) The Business Combination is with an Interested Stockholder who became an Interested Stockholder at a time when the restrictions contained in this section did not apply by reason of paragraph (i) of this subsection (c).

(d) As used in this Article IX only, the term:

(i) “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, Controls (as defined below), or is controlled by, or is under common control with, another Person.

(ii) “Associate,” when used to indicate a relationship with any Person, means: (A) Any other Person of which such Person is a director, officer or partner or is, directly or indirectly, the Owner (as defined below) of 20% or more of any class of Voting Stock; (B) Any trust or other estate in which such Person has at least a 20% beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity; and (C) Any relative or spouse of such Person, or any relative of such spouse, who has the same residence as such Person.

(iii) “Business Combination,” when used in reference to any corporation and any Interested Stockholder of such corporation, means:

(A) Any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation with the Interested Stockholder, or with any Person if the merger or consolidation is caused by the Interested Stockholder and as a result of such merger or consolidation Article IX(b) is not applicable to the surviving Person;

(B) Any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of such corporation, to or with the Interested Stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding Stock of the Corporation;

(C) Any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any Stock of the Corporation or of such subsidiary to the Interested Stockholder, except: (1) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into Stock of such corporation or any such subsidiary which securities were outstanding prior to the time that the Interested Stockholder became such; (2) pursuant to a merger under Section 251(g) of the DGCL; (3) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into Stock of such corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of Stock of such corporation subsequent to the time the Interested Stockholder became such; (4) pursuant to an exchange offer by the Corporation to purchase Stock made on the same terms to all holders of said Stock; or (5) any issuance or transfer of Stock by the Corporation; provided, however, that in no case under items (3)-(5) of this subparagraph shall there be an increase in the Interested Stockholder’s proportionate share of the Stock of any class or series of the Corporation or of the Voting Stock of the Corporation;

(D) Any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the Stock of any class or series, or securities convertible into the Stock of any class or series, of the Corporation or of any such subsidiary which is owned by the Interested Stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of Stock not caused, directly or indirectly, by the Interested Stockholder; or

(E) Any receipt by the Interested Stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of such corporation), of any loans, advances, guarantees, pledges or other financial benefits (other than those expressly permitted in subparagraphs (A)-(D) of this section) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.

(iv) “Control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract or otherwise. A Person who is the Owner of 20% or more of the outstanding Voting Stock of any other Person shall be presumed to have control of such Person, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such Person holds Voting Stock, in good faith and not for the purpose of circumventing this section, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such Person.

(v) “Interested Stockholder” means any Person (other than the Corporation and any direct or indirect majority-owned subsidiary of the Corporation) that is the Owner of 15% or more of the outstanding Voting Stock of the Corporation, or is an Affiliate or Associate of the Corporation and was the Owner of 15% or more of the outstanding Voting Stock of the Corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such Person is an Interested Stockholder, and the Affiliates and Associates of such Person, provided, however, that the term “Interested Stockholder” shall not include;

(A) any Person whose ownership of shares in excess of the 15% limitation set forth herein is the result of action taken solely by the Corporation; provided that such Person shall be an Interested Stockholder if thereafter such Person acquires additional shares of Voting Stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such Person. For the purpose of determining whether a Person is an Interested Stockholder, the Voting Stock of the Corporation deemed to be outstanding shall include Stock deemed to be owned by the Person through application of paragraph (ix) of this subsection but shall not include any other unissued Stock of such Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise; and

(B) any Person that would have been deemed to be an Interested Stockholder of Zapata Corporation, a Nevada corporation (“Zapata Nevada”), immediately prior to the consummation of the merger contemplated by the Agreement and Plan of Merger between Zapata Nevada and the Corporation if the terms and conditions of this Article IX had been included in the articles of incorporation of Zapata Nevada. For avoidance of doubt, the following Persons and their Affiliates are not Interested Stockholders: any Person, investment fund, managed account or special purpose entity which is directly or indirectly controlled or managed by, or is under common control with, or controls, Harbinger Holdings, LLC and/or each of its affiliates and/or subsidiaries, or any successor thereto, or is otherwise controlled or managed, directly or indirectly, by Philip A. Falcone.

(vi) “Stock” means, with respect to any corporation, capital stock and, with respect to any other Person, any equity interest.

(vii) “Voting Stock” means, with respect to any corporation, Stock of any class or series entitled to vote generally in the election of directors and, with respect to any Person that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such Person. Every reference to a percentage of voting stock shall refer to such percentage of the votes of such voting stock.

(viii) “Owner,” including the terms “own” and “owned,” when used with respect to any Stock, means a Person that individually or with or through any of its Affiliates or Associates:

(A) Beneficially owns such Stock, directly or indirectly; or

(B) Has (i) the right to acquire such Stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Owner of Stock tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered Stock is accepted for purchase or exchange; or (ii) the right to vote such Stock pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Owner of any Stock because of such Person’s right to vote such Stock if the agreement, arrangement or understanding to vote such Stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten or more Persons; or

(C) Has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (ii) of subparagraph (B) of this paragraph), or disposing of such Stock with any other Person that beneficially owns, or whose Affiliates or Associates beneficially own, directly or indirectly, such Stock.

ARTICLE X — CORPORATE OPPORTUNITIES

(a) Certain Acknowledgements.  In recognition and anticipation that (i) a director of the Corporation (each, an “Overlap Person”) may now serve and may in the future serve as a director, officer, partner, manager, representative, agent or employee of one or more Other Entities (as defined below), (ii) an Overlap Person may be presented with opportunities whether in his or her capacity as a director, officer, partner, manager, representative, agent or employee of the Corporation, one or more Other Entities or otherwise, (iii) the Corporation, directly or indirectly, may engage in the same, similar or related lines of business as those engaged in by an Other Entity, (iv) from time to time, the Corporation or its subsidiaries may be interested, or potentially interested, in the same or similar business opportunities as an Other Entity, (v) the Corporation will derive substantial benefits from the service of the Overlap Persons as directors of the Corporation and its subsidiaries, and (vi) it is in the best interests of the Corporation that the rights of the Corporation, and the duties of any Overlap Person, be determined and delineated as provided in this Article X in respect of any Potential Business Opportunities (as defined below) and in respect of the agreements and transactions referred to herein. The provisions of this Article X will, to the fullest extent permitted by law, regulate and define the conduct of the business and affairs of the Corporation and its directors who are Overlap Persons in connection with any Potential Business Opportunities. Any Person purchasing or otherwise acquiring any shares of capital stock of the Corporation, or any interest therein, will be deemed to have notice of and to have consented to the provisions of this Article X.

(b) As used in this Article X, the term or terms:

(i) “directors,” “officers,” “employees” and “agents” of any Person will be deemed to include those Persons who hold similar positions or exercise similar powers and authority with respect to any Other Entity that is a non-corporate Person.

(ii) “Disqualified Opportunity” means a Potential Business Opportunity that meets any of the following criteria: (A) the acquisition of an equity interest in a Person that does not entitle the Corporation to elect a majority of the members of the board of directors, general partner, managing member or similar governing body of such Person, (B) the extension of credit to any Person, or the acquisition of any interest or participation in any debt, (C) the acquisition of debt, equity or other interests in a Person or business that is reasonably believed by an Other Entity or an Overlap Person to be distressed or insolvent or to be in default with respect to any debt, (D) the extension of credit to, or the acquisition of debt or equity or other interests or assets in, a Person or business that is in a bankruptcy or insolvency proceeding, including, but not limited to, providing debtor-in-possession financing or the purchase of interests in a Person, assets or business in connection with a bankruptcy or insolvency proceeding or reorganization or liquidation relating to or arising from a bankruptcy or insolvency proceeding, (E) an acquisition of assets that does not constitute a whole company, operating division of a Person or line of business, or (F) investments in any other industry in which the Corporation is not then engaged and that the Board of Directors designates from time to time as being a Disqualified Opportunity.

(iii) “Other Entity” means any Person (other than the Corporation and any Person that is controlled by the Corporation) for which an Overlap Person serves as a director, officer, partner, member, manager, representative, agent, adviser, fiduciary or employee, including, but not limited to, any Person, investment fund, managed account or special purpose entity which is directly or indirectly controlled or managed by, or is under common control with, or controls, Harbinger Holdings, LLC and/or each of its affiliates and/or subsidiaries, or any successor thereto, or is otherwise controlled or managed, directly or indirectly, by Philip A. Falcone.

(iv) “Potential Business Opportunity” means a potential transaction or matter (and any such actual or potential business opportunity) that may constitute or present a business opportunity for the Corporation or any of its subsidiaries, in which the Corporation or any of its subsidiaries could, but for the provisions of this Article X, have an interest or expectancy.

(v) “Restricted Potential Business Opportunity” means a Potential Business Opportunity that satisfies all of the following conditions: (A) such Potential Business Opportunity was expressly presented or offered to the Overlap Person solely in his or her capacity as a director or officer of the Corporation; (B) the Corporation possessed, or would reasonably be expected to be able to possess, the resources, including cash, necessary to exploit such Potential Business Opportunity; (C) such Potential Business Opportunity relates exclusively to the business of the Corporation as the business of the Corporation at such time is determined by the Board of Directors from time to time in good faith; and (D) such Potential Business Opportunity does not constitute a Disqualified Opportunity.

(c) Duties of Directors Regarding Potential Business Opportunities; Renunciation of Interest in Potential Business Opportunities.  If a director of the Corporation who is an Overlap Person is presented or offered, or otherwise acquires knowledge of, a Potential Business Opportunity: (i) such Overlap Person will, to the fullest extent permitted by law, have no duty or obligation to refrain from referring such Potential Business Opportunity to any Other Entity and, if such Overlap Person refers such Potential Business Opportunity to an Other Entity, such Overlap Person shall have no duty or obligation to refer such Potential Business Opportunity to the Corporation or to any of its subsidiaries or to give any notice to the Corporation or to any of its subsidiaries regarding such Potential Business Opportunity (or any matter related thereto); (ii) any Other Entity may participate, engage or invest in any such Potential Business Opportunity notwithstanding that such Potential Business Opportunity may have been referred to such Other Entity by an Overlap Person; and (iii) if a director who is an Overlap Person refers a Potential Business Opportunity to an Other Entity then, as between the Corporation and such Other Entity, the Corporation shall not have any interest, expectancy or right in or to such Potential Business Opportunity or to receive any income or proceeds derived therefrom solely as a result of such Overlap Person having been presented or offered, or otherwise acquiring knowledge of such Potential Business Opportunity. The Corporation hereby renounces, to the fullest extent permitted by law, any interest or expectancy in any Potential Business Opportunity that is a

Disqualified Opportunity or that is not a Restricted Potential Business Opportunity. In the event the Board of Directors declines to pursue a Restricted Potential Business Opportunity, any Overlap Person shall be free to refer such Restricted Potential Business Opportunity to an Other Entity.

(d) Certain Agreements and Transactions Permitted.  No contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof) entered into between the Corporation and/or any of its subsidiaries, on the one hand, and any Other Entity, on the other hand, shall be void or voidable or be considered unfair to the Corporation or any of its subsidiaries because an Other Entity is a party thereto, or because any directors, officers, partners, managers, representative, agents or employees of an Other Entity were present at or participated in any meeting of the Board of Directors, or a committee thereof, of the Corporation, or the Board of Directors, or committee thereof, of any subsidiary of the Corporation, that authorized the contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof), or because his, her or their votes were counted for such purpose. The Corporation may, from time to time, enter into and perform, and cause or permit any of its subsidiaries to enter into and perform, one or more contracts, agreements, arrangements or transactions (or amendments, modifications or supplements thereto) with an Other Entity. To the fullest extent permitted by law, no such contract, agreement, arrangement or transaction (nor any such amendments, modifications or supplements), nor the performance thereof by the Corporation, an Other Entity or any subsidiary thereof, shall be considered contrary to any fiduciary duty owed to the Corporation (or to any subsidiary of the Corporation, or to any stockholder of the Corporation or any of its subsidiaries) by any director or officer of the Corporation (or by any director or officer of any subsidiary of the Corporation) who is an Overlap Person. To the fullest extent permitted by law, no director or officer of the Corporation or any subsidiary of the Corporation who is an Overlap Person thereof shall have or be under any fiduciary duty to the Corporation (or to any subsidiary of the Corporation, or to any stockholder of the Corporation or any of its subsidiaries) to refrain from acting on behalf of the Corporation or an Other Entity, or any of their respective subsidiaries, in respect of any such contract, agreement, arrangement or transaction or performing any such contract, agreement, arrangement or transaction in accordance with its terms and shall be deemed (i) not to have breached his or her duties of loyalty to the Corporation or to any of its subsidiaries or to any stockholder of the Corporation or any of its subsidiaries, and (ii) not to have derived an improper personal benefit therefrom.

(e) Amendment of Article X.  No alteration, amendment or repeal, or adoption of any provision inconsistent with, any provision of this Article X, whether by amendment to this Certificate of Incorporation or by merger, reorganization, recapitalization or other corporate transaction having the effect of amending this Certificate of Incorporation, will have any effect upon: (i) any agreement between the Corporation or a subsidiary thereof and any Other Entity thereof, that was entered into before the time of such alteration, amendment or repeal or adoption of any such inconsistent provision (the “Amendment Time”), or any transaction entered into in connection with the performance of any such agreement, whether such transaction is entered into before or after the Amendment Time; (ii) any transaction entered into between the Corporation or a subsidiary thereof and any Other Entity, before the Amendment Time; (iii) the allocation of any business opportunity between the Corporation or any subsidiary thereof and any Other Entity before the Amendment Time; or (iv) any duty or obligation owed by any director of the Corporation or any subsidiary of the Corporation (or the absence of any such duty or obligation) with respect to any Potential Business Opportunity which such director was offered, or of which such director or officer otherwise became aware, before the Amendment Time (regardless of whether any proceeding relating to any of the above is commenced before or after the Amendment Time).

ARTICLE XI — AMENDMENTS TO THE CERTIFICATE OF INCORPORATION AND BYLAWS

(a) Amendments to the Certificate of Incorporation.  Notwithstanding any other provisions of this Certificate of Incorporation, and notwithstanding that a lesser percentage may be permitted, from time to time, by applicable law, no provision of this Certificate of Incorporation may be altered, amended or repealed in any respect, nor may any provision inconsistent therewith be adopted, unless such alteration, amendment, repeal or adoption is approved by the affirmative vote of the holders of at least fifty percent (50%) of the capital stock of the Corporation entitled to vote generally in an election of directors, voting together as a single class.

(b) Adoption, Amendment and Repeal of the Bylaws.  In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to make, alter, amend and repeal the Bylaws of the Corporation subject to the power of the stockholders of the Corporation to alter, amend or repeal the Bylaws; provided, however, that with respect to the powers of stockholders to make, alter, amend or repeal the By-laws, the affirmative vote of the holders of majority of the Corporation’s outstanding voting stock shall be required to make, alter amend or repeal the Bylaws of the Corporation.

(c) Amendments to Article IX.

(i) Any amendments to Article IX, whether by amendment to this Certificate of Incorporation or by merger, reorganization, recapitalization or other corporate transaction having the effect of amending this Certificate of Incorporation, shall not be effective until 12 months after the adoption of such amendment and shall not apply to any Business Combination, as defined in Article IX, between the Corporation and any Person who became an Interested Stockholder, as defined in Article IX, of the Corporation on or prior to such adoption; and

(ii) Any amendments to Article IX, whether by amendment to this Certificate of Incorporation or by merger, reorganization, recapitalization or other corporate transaction having the effect of amending this Certificate of Incorporation, shall not apply to restrict a Business Combination between the Corporation and an Interested Stockholder of the Corporation if the Interested Stockholder became such prior to the effective date of the amendment.

IN WITNESS WHEREOF, the undersigned incorporator has executed this Certificate of Incorporation this 3rd day of November, 2009.

/s/ Tracy Romano
Incorporator

EXHIBIT C

BYLAWS OF HARBINGER GROUP INC.

BYLAWS
OF
HARBINGER GROUP INC.
(A DELAWARE CORPORATION)

Article I.

Meetings of Stockholders

Section 1.01  Annual Meetings.  If required by applicable law, an annual meeting of stockholders shall be held for the election of directors at such date, time and place, if any, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Only such business as is properly designated by resolution of the Board of Directors or otherwise brought before such meeting in accordance with the Corporation’s Certificate of Incorporation (“Certificate of Incorporation”) and these Bylaws may be transacted at the annual meeting.

Section 1.02  Special Meetings.  Special meetings of stockholders for any purpose or purposes may be called at any time by either (a) the Chairman of the Board of Directors or (b) by the Secretary or other officer of the Corporation upon delivery of a written request executed by three directors or, if there are fewer than three directors in office at that time, by all incumbent directors, which request shall specify the purpose of and business to be conducted at such special meeting. Special meetings may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 1.03  Notice of Meetings.  Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given that shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the notice of any meeting shall be given not less than ten nor more than 60 days before the date of the meeting to each stockholder entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. The attendance of any stockholder at a meeting, whether in person or by proxy, without protesting at the beginning of the meeting that the meeting is not lawfully called or convened, shall constitute a waiver of notice by such stockholder.

Section 1.04  Adjournments.  Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date for notice of such adjourned meeting.

Section 1.05  Quorum.  Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the person presiding over such meeting or stockholders present acting by a majority in voting power thereof, may adjourn the meeting from time to time in the manner provided in Section 1.04 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes;

provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

Section 1.06  Organization.  Meetings of stockholders shall be presided over by the Chairman of the Board of Directors or, in his or her absence, by the Chief Executive Officer or, in his or her absence, by the President or, in his or her absence, by a Vice President or, in the absence of the foregoing persons, by a chairman designated by the Board of Directors or, in the absence of such designation, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence, or at the request of the Secretary or the person presiding over the meeting, any other person may be selected to act as secretary of the meeting.

Section 1.07  Voting; Proxies.  Except as otherwise provided by or pursuant to the provisions of the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date. Voting at meetings of stockholders need not be by written ballot. At all meetings of stockholders for the election of directors at which a quorum is present a plurality of the votes cast shall be sufficient to elect. All other elections and questions presented to the stockholders at a meeting at which a quorum is present shall, unless otherwise provided by the Certificate of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock of the Corporation which are present in person or by proxy and entitled to vote thereon.

Section 1.08  Fixing Date for Determination of Stockholders of Record.

(a) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than 60 nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which shall not be more than 60 days prior to such other action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 1.09  List of Stockholders Entitled to Vote.  The officer who has charge of the stock ledger shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least ten days prior to the meeting (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (b) during ordinary business hours at the principal place of business of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 1.09 or to vote in person or by proxy at any meeting of stockholders.

Section 1.10  Action by Written Consent of Stockholders.  To the fullest extent and in the manner permitted by law, any action required or permitted to be taken at a meeting of the stockholders or of a class or series of stockholders may be taken without a meeting of the stockholders or of such class or series of stockholders upon the consent in writing signed by such stockholders who would have been entitled to vote the minimum number of votes that would be necessary to authorize the action at a meeting at which all the stockholders entitled to vote thereon were present and voting. The consents shall be filed with the Secretary.

Section 1.11  Inspectors of Election.  The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (a) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (b) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (e) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

Section 1.12  Conduct of Meetings.  The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the presiding person of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 1.13  Notice of Stockholder Business and Nominations.

(a) Annual Meetings of Stockholders.

Nominations of persons for election to the Board of Directors of the Corporation and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only:

(i) pursuant to the Corporation’s notice of meeting (or any supplement thereto);

(ii) by or at the direction of the Board of Directors or any committee thereof; or

(iii) by any stockholder of the Corporation who was a stockholder of record of the Corporation at the time the notice provided for in Section 1.13(c)(i) is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 1.13(c)(i).

(b) Special Meetings of Stockholders.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board of Directors or any committee thereof or (ii) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice required by Section 1.13(c)(i) is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice requirements set forth in Section 1.13(c)(i).

(c) Stockholder’s Notice.  For any nominations or other business to be properly brought before an annual meeting or special meeting by a stockholder pursuant Section 1.13(a)(iii) or Section 1.13(b)(ii), the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and any such proposed business (other than the nominations of persons for election to the Board of Directors) must constitute a proper matter for stockholder action.

(i) Timing of Stockholder’s Notice.

(A) For a stockholder’s notice with respect to an annual meeting to be timely, it must be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation). Notwithstanding anything in the previous sentence to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased effective at the annual meeting and there is no public announcement by the Corporation naming the nominees for the additional directorships at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 1.13 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

(B) For a stockholder’s notice with respect to a special meeting of stockholders called by the Corporation for the purpose of electing one or more directors to the Board of Directors to be timely, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by Section 1.13(b)(ii) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

(C) In no event shall the public announcement of an adjournment or postponement of an annual meeting or special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(ii) Content of Stockholder’s Notice.  The stockholder’s notice shall set forth:

(A) as to each person whom the stockholder proposes to nominate for election as a director (y) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder, and (z) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected;

(B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and

(C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (2) the class or series and number of shares of capital stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (3) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, including, in the case of a nomination, the nominee, (4) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder and such beneficial owners, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Corporation, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner, with respect to shares of stock of the Corporation, (5) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (6) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination, and (7) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

(iii) Other Information.  The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation, including, but not limited to, requiring proposed nominees to respond to a questionnaire providing information about the candidate’s background and qualifications, to represent that he or she has no agreements with any third party as to voting or compensation in connection with his or her service as a director, and to agree to abide by applicable confidentiality, governance, conflicts, stock ownership and trading policies of the Corporation. The foregoing notice requirements of this Section 1.13(c) shall be deemed satisfied by a stockholder with respect to business other than a nomination if the stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting.

(d) General.

(i) Only such persons who are nominated in accordance with the procedures set forth in this Section 1.13 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.13. Except as otherwise provided by law, the person presiding over the meeting shall have the power and duty:

(A) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.13 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies or votes in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by clause (6) of Section 1.13(c)(ii)(C) hereof); and

(B) if any proposed nomination or business was not made or proposed in compliance with this Section 1.13, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 1.13, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 1.13, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(ii) For purposes of this Section 1.13, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or other national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(iii) Notwithstanding the foregoing provisions of this Section 1.13, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 1.13; provided however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 1.13 (including Section 1.13(a)(iii) and Section 1.13(b) hereof), and compliance with Section 1.13(a)(iii) and Section 1.13(b) shall be the exclusive means for a stockholder to make nominations or submit other business (other than, as provided in the last sentence of Section 1.13(c)(iii), matters brought properly under and in compliance with Rule 14a-8 of the Exchange Act, as may be amended from time to time). Nothing in this Section 1.13 shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act or (B) of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

Article II.

Board of Directors

Section 2.01  Number; Qualifications.  Subject to the Certificate of Incorporation, the Board of Directors shall initially consist of seven members and the size of the Board of Directors may be decreased or increased, from time to time, by resolution of the Board of Directors. Directors need not be stockholders.

Section 2.02  Election; Resignation; Vacancies.  Each director shall be elected in the manner specified in the Certificate of Incorporation and these Bylaws and shall hold office until such time as is set forth therein and herein. Any director may resign at any time upon notice to the Corporation. Unless otherwise provided by law or the Certificate of Incorporation, any newly created directorship or any vacancy occurring in the Board of Directors for any reason may be filled only by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, and each director so elected shall hold office until the expiration of the term of office of the director whom he or she has replaced or until his or her successor is elected and qualified.

Section 2.03  Regular Meetings.  Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine.

Section 2.04  Special Meetings.  Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, Chief Executive Officer, or by the Secretary upon written request of any three members of the Board of Directors or, if there are fewer than three directors in office at that time, by all incumbent directors. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting orally or in writing, by telephone, facsimile, telegraph or telex, or by electronic mail or other electronic means, during normal business hours, at least 24 hours before the date and time of the meeting.

Section 2.05  Telephonic Meetings Permitted.  Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.05 shall constitute presence in person at such meeting.

Section 2.06  Quorum; Vote Required for Action.  At all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum or, if there are fewer directors then in office than the number of directors required to constitute such a quorum, a majority of the members of the Board of Directors then in office shall constitute a quorum. Except in cases in which the Certificate of Incorporation, these Bylaws or applicable law otherwise provides, a majority of the votes entitled to be cast by the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 2.07  Organization.  Meetings of the Board of Directors shall be presided over by the Chairman of the Board of Directors or, in his or her absence, by a chairman chosen at the meeting. The Secretary or other person chosen by the Secretary shall act as secretary of the meeting, but in his or her absence, the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.08  Action by Unanimous Consent of Directors.  Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmissions are filed with the minutes of proceedings of the Board of Directors or committee in accordance with applicable law.

Section 2.09  Fees and Compensation.  Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

Article III.

Committees

Section 3.01  Committees.  The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

Section 3.02  Committee Rules.  Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these Bylaws.

Article IV.

Officers

Section 4.01  Officers.  The officers of the Corporation may consist of a Chairman of the Board of Directors, a Chief Executive Officer, a Chief Financial Officer, a President, one or more Vice Presidents, a Secretary, a Treasurer, a Controller and such other officers as the Board of Directors may from time to time determine, each of whom shall be elected by the Board of Directors, each to have such authority, functions or duties as set forth in these Bylaws or as determined by the Board of Directors. Each officer shall be chosen by the Board of Directors and shall hold office for such term as may be prescribed by the Board of Directors and until such person’s successor shall have been duly chosen and qualified, or until such person’s earlier death, disqualification, resignation or removal.

Section 4.02  Removal, Resignation and Vacancies.  Any officer of the Corporation may be removed, with or without cause, by the Board of Directors, without prejudice to the rights, if any, of such officer under any contract to which he or she is a party. Any officer may resign at any time upon written notice to the Corporation, without prejudice to the rights, if any, of the Corporation under any contract to which such officer is a party. If any vacancy occurs in any office of the Corporation, the Board of Directors may elect a successor to fill such vacancy until the earlier of such officer’s resignation, removal, death or until a successor shall have been duly chosen and qualified.

Section 4.03  Chairman of the Board of Directors.  The Board of Directors may, by resolution adopted by a majority of the Board of Directors, at any time designate one of its members as Chairman of the Board of Directors. The Chairman of the Board of Directors shall preside at the meetings of the Board, shall be responsible for the orderly conduct by the Board of Directors of its oversight of the business and affairs of the Corporation and its other duties as provided by law, the Certificate of Incorporation and these Bylaws and shall have such other authority and responsibility as the Board of Directors may designate. A Chairman of the Board shall be considered an officer of the Corporation unless designated as a non-executive Chairman of the Board by a resolution of the Board of Directors.

Section 4.04  Chief Executive Officer.  The Chief Executive Officer shall have general supervision and direction of the business and affairs of the Corporation, shall be responsible for corporate policy and strategy, and shall report directly to the Board of Directors or, if directed by the Board of Directors, to the Chairman of the Board of Directors. Unless otherwise provided in these Bylaws, all other officers of the Corporation shall report directly to the Chief Executive Officer or as otherwise determined by the Chief Executive Officer. The Chief Executive Officer shall, if present and in the absence of the Chairman of the Board of Directors, preside at meetings of the stockholders and of the Board of Directors.

Section 4.05  Chief Financial Officer.  The Chief Financial Officer shall exercise all the powers and perform the duties of the office of the chief financial officer and in general have overall supervision of the financial operations of the Corporation. The Chief Financial Officer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Chief Executive Officer or the Board of Directors may from time to time determine.

Section 4.06  President.  The President shall be the chief operating officer of the Corporation, with general responsibility for the management and control of the operations of the Corporation. The President shall have the power to affix the signature of the Corporation to all contracts that have been authorized by the Board of Directors or the Chief Executive Officer. The President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Chief Executive Officer or the Board of Directors may from time to time determine.

Section 4.07  Vice Presidents.  Each Vice President shall have all such powers and duties as from time to time may be assigned to him or her by the Board of Directors, the Chief Executive Officer or the President.

Section 4.08  Treasurer.  The Treasurer shall supervise and be responsible for all the funds and securities of the Corporation, the deposit of all moneys and other valuables to the credit of the Corporation in depositories of the Corporation, borrowings and compliance with the provisions of all indentures, agreements and instruments governing such borrowings to which the Corporation is a party, the disbursement of funds of the Corporation and the investment of its funds, and in general shall perform all of the duties incident to the office of the Treasurer. The Treasurer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Chief Executive Officer, the Chief Financial Officer or the Board of Directors may from time to time determine.

Section 4.09  Controller.  The Controller shall be the chief accounting officer of the Corporation. The Controller shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Chief Executive Officer, the Chief Financial Officer or the Board of Directors may from time to time determine.

Section 4.10  Secretary.  The powers and duties of the Secretary are: (a) to act as Secretary at all meetings of the Board of Directors, of the committees of the Board of Directors and of the stockholders and to record the proceedings of such meetings in a book or books to be kept for that purpose; (b) to see that all notices required to be given by the Corporation are duly given and served; (c) to act as custodian of the seal of the Corporation and affix the seal or cause it to be affixed to all certificates of stock of the Corporation and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws; (d) to have charge of the books, records and papers of the Corporation and see that the reports, statements and other documents required by law to be kept and filed are properly kept and filed; and (e) to perform all of the duties incident to the office of Secretary. The Secretary shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Chief Executive Officer or the Board of Directors may from time to time determine.

Section 4.11  Additional Matters.  The Board of Directors, the Chief Executive Officer and the President of the Corporation shall have the authority to designate employees of the Corporation to have the title of Vice President, Assistant Vice President, Assistant Treasurer or Assistant Secretary. Any employee so designated shall have the powers and duties determined by the officer making such designation. The persons upon whom such titles are conferred shall not be deemed officers of the Corporation unless elected by the Board of Directors.

Section 4.12  Delegation of Authority.  The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

Section 4.13  Resignations.  Any officer may resign at any time by giving notice in writing or by electronic transmission notice to the Board of Directors, Chairman of the Board, President or Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the Corporation under any contract with the resigning officer.

Article V.

Stock

Section 5.01  Certificates.  The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation certifying the number of shares owned by such holder in the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

Section 5.02  Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates.  The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 5.03  Dividends.  Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation and applicable law, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of capital stock, subject to the provisions of the Certificate of Incorporation and applicable law. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

Article VI.

Indemnification and Advancement of Expenses

Section 6.01  Indemnification and Advancement of Expenses.  Each person who is or was a director of the Corporation shall be indemnified and advanced expenses by the Corporation to the fullest extent permitted from time to time by the General Corporation Law of the State of Delaware as it exists on the date hereof or as it may hereafter be amended (but, if permitted by applicable law, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) or any other applicable laws as presently or hereafter in effect. The Corporation may, by action of the Board of Directors, provide indemnification and advance expenses to officers, employees and agents (other than directors) of the Corporation, to directors, officers, employees or agents of a subsidiary, and to each person serving as a director, officer, partner, member, employee or agent of another Corporation, partnership, limited liability company, joint venture, trust or other enterprise, at the request of the Corporation (each of the foregoing, a “Covered Person”), with the same scope and effect as the foregoing indemnification of directors of the Corporation. The Corporation shall be required to indemnify any person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors or is a proceeding to enforce such person’s claim to indemnification pursuant to the rights granted by these Bylaws or otherwise by the Corporation. Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person which provide for indemnification or advancement of expenses greater or different than that provided in this Article VI.

Section 6.02  Amendment or Repeal.  Any right to indemnification or to advancement of expenses of any Covered Person arising hereunder shall not be eliminated or impaired by an amendment to or repeal of these Bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought.

Section 6.03  Indemnification and Advancement of Expenses.  This Article VI shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

Article VII.

Miscellaneous

Section 7.01  Fiscal Year.  The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

Section 7.02  Seal.  The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

Section 7.03  Manner of Notice.  Except as otherwise provided herein or permitted by applicable law, notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, and except as prohibited by applicable law, any notice to stockholders given by the Corporation under any provision of applicable law, the Certificate of Incorporation or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any stockholder who fails to object in writing to the Corporation, within 60 days of having been given written notice by the Corporation of its intention to send the single notice permitted under this Section 7.03, shall be deemed to have consented to receiving such single written notice. Notice to directors need not be in writing and may be given by telecopier, telephone, electronic mail or other means of electronic transmission.

Section 7.04  Waiver of Notice of Meetings of Stockholders, Directors and Committees.  Any waiver of notice, given by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in a waiver of notice.

Section 7.05  Form of Records.  Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time.

Section 7.06  Amendment of Bylaws.  These Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the Board of Directors or by the affirmative vote of the holders of at least a majority of the Corporation’s outstanding voting stock, subject to and only in accordance with the provisions of the Certificate of Incorporation.